STATEMENT OF ADDITIONAL INFORMATION
                             QUAKER INVESTMENT TRUST
                      c/o Citco Mutual Fund Services, Inc.
                        83 General Warren Blvd, Suite 200
                                Malvern, PA 19355
                             Telephone 800-220-8888

                                  May 17, 2004

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information relating to each series (each a "Fund" and together the "Funds") of the Quaker Investment Trust (the "Trust") and should be read in conjunction with the Trust's Prospectuses dated November 1, 2003 and February 15, 2004.

     FUND                                               PROSPECTUS DATE
     ----                                               ---------------
     Quaker Aggressive Growth Fund                      November 1, 2003
     Quaker Core Equity Fund                            November 1, 2003
     Quaker Small-Cap Growth Fund                       November 1, 2003
     Quaker Capital Opportunities Fund                  November 1, 2003
     Quaker Biotech Pharma-Healthcare Fund              November 1, 2003
     Quaker Mid-Cap Value Fund                          November 1, 2003
     Quaker Small-Cap Value Fund                        November 1, 2003
     Geewax Terker Core Value Fund                      November 1, 2003
     Quaker Fixed-Income Fund                           November 1, 2003
     Quaker Intermediate Municipal Bond Fund; and       November 1, 2003
     Quaker Small-Cap Trend Fund                        February 15, 2004

This SAI relates only to the above-listed Funds. The Trust's Annual Report to
Shareholders is incorporated herein by reference. You may obtain a copy of a Prospectus, or the Annual Report to Shareholders free of charge, by writing to Quaker Investment Trust, c/o Citco Mutual Fund Services, Inc., 83 General Warren
Blvd., Suite 200, Malvern, PA 19355, or by calling 1-800-220-8888.

                                TABLE OF CONTENTS

                                                                    Page
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     Investment Policies and Restrictions                              2
     Investment Restrictions                                           6
     Investment Advisor Information                                    7
     Directors and Officers                                           12
     Performance Information                                          23
     Purchasing and Redeeming Shares                                  24
     Tax Information                                                  24
     Portfolio Transactions                                           25
     Custodian                                                        28
     Transfer Agent                                                   28
     Administration                                                   29
     Distributor                                                      29
     Independent Accountants                                          29
     Fund Counsel                                                     30
     Distribution Plan                                                30
     General Information                                              30
     Financial Statements                                             31
     Quaker Investment Trust Proxy Policies and Procedures     Exhibit A
     Sub-Advisor Proxy Policies and Procedures                 Exhibit B

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                      INVESTMENT POLICIES AND RESTRICTIONS

Each Fund's investment objective(s) and the manner in which each Fund pursues its investment objective(s) are generally discussed in the Prospectus. This section provides additional information concerning each Fund's permissible investments and/or investment restrictions not otherwise discussed in the Prospectus.

In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this SAI:

U.S. GOVERNMENT TREASURY BILLS, TREASURY NOTES, AND TREASURY BONDS are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.

MUNICIPAL OBLIGATIONS. The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal
Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal
Obligations, both within a particular classification and between classifications.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal
Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The Quaker Intermediate Municipal Bond Fund may invest in municipal lease obligations. Such obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain
"non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although
"non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.
The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. See "Illiquid Securities" for a description of the Trust's policies in this regard.

U.S. GOVERNMENT AGENCY SECURITIES are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S.
Government, but those that are not still enjoy a very high degree of credit safety.

REPURCHASE AGREEMENTS ("Repos") In a Repo, a Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by any Fund must be collateralized by qualifying

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securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repos with U.S. banks or qualifying broker/dealers, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Advisor/Sub-Advisor's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its Custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.

EQUITY SECURITIES To the extent that such purchases do not conflict with a Fund's principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and investment grade convertible bonds. Each Fund may also invest up to 5% of its net assets in warrants or rights to acquire equity securities (other than those acquired in units or attached to other securities). Stocks held in the portfolio of a Fund will generally be traded on either the New York Stock Exchange, American Stock
Exchange or the NASDAQ over-the-counter market.

SHORT-TERM INVESTMENTS The Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.

OPTIONS The Funds may invest in options on equity securities and securities indices, and options on futures contacts. The primary risks associated with these investments are; (1) the risk that a position cannot be easily closed out due to the lack of a liquid secondary market, and (2) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security. Further. over-the-counter options can be less liquid than exchange-traded options. Accordingly, the Funds will treat over-the-counter options as illiquid securities. Investing in options involves specialized skills and techniques different from those associated with ordinary portfolio transactions. The Funds may invest not more than 10% of their total assets in options transactions. Options may be purchased for hedging purposes, or to provide a viable substitute for direct investment in, and/or short sales of, specific equity securities. The Funds may write (sell) stock or stock index options only for hedging purposes or to close out positions in stock or stock index options that the Fund has purchased. The Funds may only write (sell)
"covered" options.

FUTURES CONTRACTS AND RELATED OPTIONS To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures
Trading Commission.

The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are "in the money") does not exceed 5% of the market value of the Fund's total assets. Otherwise, the Fund may invest up to 10% of its total assets in initial margins and premiums on futures and related options.

MONEY MARKET INSTRUMENTS Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the Advisor's opinion.
Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, a Sub-Advisor may, when it believes that unusually volatile or unstable economic and market conditions exists, depart from the Fund's normal investment

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

approach and invest up to 100% of the net assets of the Fund in these instruments.

REGISTERED INVESTMENT COMPANIES Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of investment company consistent with the Fund's investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of the investment companies.

REAL ESTATE SECURITIES The Funds may invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage
REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next 12 months any Fund will have in excess of 5% of its total assets in real estate securities.

You should be aware that Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemptions from the Investment Trust Act. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.

ILLIQUID INVESTMENTS Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Advisor, each Fund's Sub-Advisor determines the liquidity of that Fund's investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.

MASTER-FEEDER OPTION Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund's shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Permissible Investments for the Aggressive Growth, Capital Opportunities and
Biotech Pharma-Healthcare Funds only:

SPECIAL SITUATIONS Each Fund may invest in special situations from time to time.
A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Funds will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the Fund's total net assets (valued at the time of investment).

Permissible Investments for each Fund except the Fixed Income and Intermediate
Municipal Bond Funds.

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FOREIGN SECURITIES. The Funds may purchase foreign securities traded domestically as American Depository Receipts (ADRs). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade on the over the counter markets. The prices of ADRs are denominated in U.S. dollars, while the underlying security may be denominated in a foreign currency. Each
Fund may invest up to 25% of its net assets in foreign securities.

Permissible Investments for the Biotech Pharma-Healthcare Fund only:

FOREIGN SECURITIES The Fund may invest up to 25% of its net assets in foreign securities, either in the form of ADRs or as stock traded on foreign exchanges.

PORTFOLIO TURNOVER. The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. For each Fund's latest fiscal year ending on June 30, 2003, portfolio turnover rates were:

          Quaker Aggressive Growth Fund:..................     401.43%
          Quaker Core Equity Fund:........................     223.82%
          Quaker Small-Cap Growth Fund:...................     250.36%
          Quaker Capital Opportunities Fund...............     692.80%
          Quaker Biotech Pharma-Healthcare Fund...........     108.76%
          Quaker Mid-Cap Value Fund:......................     122.76%
          Quaker Small-Cap Value Fund:....................      89.57%
          Geewax Terker Core Value Fund...................     151.69%
          Quaker Fixed Income Fund:.......................     600.89%
          Quaker Intermediate Municipal Bond Fund**:             0.00%
          Quaker Small-Cap Trend Fund                             *

* Not in operation during the period.

** Prior to August 8, 2003, the Intermediate Municipal Bond Fund operated under different investment objectives and strategies and was called the Quaker High
Yield Fund. The figures quoted above reflect the activity of the High Yield Fund as of June 30, 2003.

High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A
100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.

                             INVESTMENT RESTRICTIONS

The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities" of each Fund as defined in the Investment
Company Act of 1940 (the "1940 Act"). As provided in the 1940 Act, a vote of a
"majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

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

As a matter of fundamental policy, no Fund is allowed to:

(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

(2) invest for the purpose of exercising control or management of another issuer;

(3) purchase or sell commodities or commodities contracts, real estate
(including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, or mortgage-backed securities for the Fixed Income Fund as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

(5) make short sales of securities or maintain a short position, except short sales "against the box", and except that a Fund may engage in short sales of securities to the extent described in the Prospectus (a short sale is made by selling a security the Fund does not own; a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short);

(5) participate on a joint or joint and several basis in any trading account in securities; or

(6) make loans of money or securities, except that the Funds may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities; and

(7) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry; except that the Quaker
Biotech Pharma-Healthcare Fund will invest not less than 25% of its assets in stocks of biotechnology, healthcare and pharmaceutical companies, and except that the Quaker Capital Opportunities Fund will invest not less than 25% of its assets in a single market sector. The market sectors in which the Quaker Capital
Opportunities Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) repurchase agreements collateralized by such obligations.

(8) Each Fund, other than Quaker Capital Opportunities Fund and Quaker Biotech
Pharma-Healthcare Fund, is a "diversified company" as defined in the Investment
Company Act of 1940 (the "1940 Act"). This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund is not allowed to:

(1) invest more than 10% of its net assets in illiquid securities; for this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

(2) invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

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

(3) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions;

(4) invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund's net assets; included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange; warrants acquired by the Fund in units or attached to securities may be deemed to be without value, unless otherwise permitted in the Prospectus or this SAI;

Other Investment Limitations
----------------------------
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices.
Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities.
Such matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the Advisors and other pricing sources deemed relevant by the pricing agent.

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

                 INVESTMENT ADVISOR AND SUB-ADVISOR INFORMATION

Information on the Funds' Investment Advisor and Sub-Advisors is set forth in the Prospectus. This section contains additional information concerning the Advisor and Sub-Advisors and their obligations to the Funds.

General Advisor Duties
----------------------
The Investment Advisor and Sub-Advisors supervise and implement the investment activities of the Funds, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the
Advisor and each Sub-Advisor under their respective Advisory Agreements is the selection of brokers and dealers through whom transactions in the Funds'
portfolio investments will be effected.

The Advisory Agreement and each Sub-advisory Agreement provide that each Advisor/Sub-Advisor shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Advisory Agreement, except by reason of the Advisor/Sub-Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

Each Advisory Agreement and Sub-advisory Agreement has an initial term of two years, but may be continued thereafter from year to year so long as its continuance is approved at least annually (a) by the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund or the Advisor/Sub-Advisor cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

Each Advisory Agreement and each Sub-advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Advisory Fees

The Fund's prospectus contains a description of the investment advisory fees paid by each Fund to the Adviser. The information below describes in more detail the calculation of the investment advisory fee paid by certain Funds.

Quaker Small-Cap Value Fund

The Trust pays to the Adviser a base fee (Base Fee) at an annual rate of 1.20% of the daily net assets of the Quaker Small-Cap Value Fund, provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to the Adviser:

Cumulative Running 12 months               Performance Fee
Return of Fund vs. the Index*              Adjustment
------------------------------------------------------------
Less than + 1.0%                           0.3333 X Base Fee
Between +1.0 and +1.5%                     0.4664 X Base Fee
Between +1.5 and +2.0%                     0.5998 X Base Fee
Between +2.0 and +2.5%                     0.7332 X Base Fee
Between +2.5 and + 3.0%                    0.8666 X Base Fee
At +3.0%                                   1.0000 X Base Fee
Between +3.0 and + 3.5%                    1.1334 X Base Fee
Between +3.5 and + 4.0%                    1.2668 X Base Fee
Between +4.0 and + 4.5%                    1.4002 X Base Fee
Between +4.5 and + 5.0%                    1.5336 X Base Fee
More than +5.0%                            1.6667 X Base Fee

* The "Index" refers to the Russell 200 Index.

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

Quaker Capital Opportunities Fund

The Trust pays the Adviser a base fee (Base Fee) at an annual rate of 1.05% of the daily net assets of the Quaker Capital Opportunities Fund; provided, however, that the following adjustment factors will be applied to the Base Fee to determine net fees payable to the Adviser:

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
------------------------------------------------------------ ----------------------------
If the Fund's Cumulative Running 12 month total return is:   Performance Adjusted fee is:
Less than +1.00% greater than the Index                      Base Fee X 0.4555
Between +1.00% and +1.50% greater than the Index             Base Fee X 0.6667
Between +1.50% and +2.00% greater than the Index             Base Fee X 0.8555
Between +2.00% and +2.50%greater than the Index              Base Fee X 1.0000
Between +2.50% and +3.00% greater than the Index             Base Fee X 1.1750
Between +3.00% and +3.50% greater than the Index             Base Fee X 1.3455
Between +3.50% and +4.00% greater than the Index             Base Fee X 1.5155
More than +4.00 greater than the Index                       Base Fee X 1.6667
------------------------------------------------------------ ----------------------------

The "Index" refers to the S&P 500 Index.

For the fiscal years ending on June 30 of each period listed below, each Fund paid the following aggregate investment advisory fees:

---------------------------------------------- ------------ -------------- -------------
Name of Fund                                      2003          2002           2001
---------------------------------------------- ------------ -------------- -------------
Aggressive Growth                               $2,176,377    $1,468,661      $381,785
---------------------------------------------- ------------ -------------- -------------
Core Equity                                       $113,182      $140,104      $187,942
---------------------------------------------- ------------ -------------- -------------
Small-Cap Growth                                   $26,261       $33,590       $16,498
---------------------------------------------- ------------ -------------- -------------
Capital Opportunities                              $73,466        $6,649            NA
---------------------------------------------- ------------ -------------- -------------
Biotech Pharma-Healthcare                          $20,236            NA            NA
---------------------------------------------- ------------ -------------- -------------
Mid-Cap Value                                     $148,338      $123,877       $53,322
---------------------------------------------- ------------ -------------- -------------
Small-Cap Value                                   $369,718      $394,087      $241,378
---------------------------------------------- ------------ -------------- -------------
Geewax Terker Core Value                            $9,478        $2,768            NA
---------------------------------------------- ------------ -------------- -------------
Quaker Fixed Income                                $95,631       $80,704       $53,136
---------------------------------------------- ------------ -------------- -------------
Quaker Intermediate Municipal Bond **              $17,181       $78,153       $61,225
---------------------------------------------- ------------ -------------- -------------
Quaker Small-Cap Trend Fund                           *            *              *
---------------------------------------------- ------------ -------------- -------------

*Not in operation during the period.

**Prior to March 13, 2003, the Quaker Intermediate Municipal Bond Fund had a different sub-advisor and paid higher advisory fees than currently paid. The figures quoted above reflect such higher advisory fees for the period prior to March 13, 2003.

In addition, in the interest of limiting the expenses of certain Funds, the Adviser has voluntarily agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses as set forth in the table below. The Adviser is under no obligation to continue such waivers or reimbursements.

-------------------------------------------- ------------------------------------ ------------------------------------
Name of Portfolio                                  Investment Advisory Fee               Expense Limitation
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Core Equity Fund                                     1.05%                                 N/A
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Aggressive Growth Fund                               1.30%                                 N/A
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Mid-Cap Value Fund                                   1.05%
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Small-Cap Value Fund                             Base - 1.20%                        Class A - 2.60%
                                                       Maximum - 1.80%                   Class B and C- 3.35%
                                                       Minimum - 0.60%                      Class I - 2.35%
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Small-Cap Growth Fund                                1.05%                                 N/A
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Fixed Income Fund                      Assets $0 to $100 million- 0.65%                    N/A
                                              Assets in excess of $100 million-
                                                            0.60%
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Intermediate Municipal Bond Fund       Assets $0 to $100 million- 0.65%                    N/A
                                              Assets in excess of $100 million-
                                                            0.60%
-------------------------------------------- ------------------------------------ ------------------------------------
Geewax Terker Core Value Fund                               1.05%                                 N/A
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Capital Opportunities Fund                       Base - 1.05%                              N/A
                                                       Maximum - 1.55%
                                                      Minimum - 0.6416%
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Biotech Pharma-Healthcare Fund                       1.45%                                 N/A
-------------------------------------------- ------------------------------------ ------------------------------------
Quaker Small-Cap Trend Fund                                 1.20%                                 N/A
-------------------------------------------- ------------------------------------ ------------------------------------

The Sub-advisors

The Funds' prospectus contains a description of the Sub-advisor for each Fund as well as a description of the fees paid by the Adviser to each Sub-advisors. The information below describes in more detail the sub-advisory fees paid to certain Sub-advisors.

Knott Capital Management

The Adviser pays to Knott Capital Management ("Knott") a sub-advisory fee equal to a base fee of 0.75% ("Base Fee"), based on the average daily net assets of the Quaker Capital Opportunities Fund, which Base Fee may be adjusted up or down depending on the performance of the Fund versus the S&P 500 Index. The table below sets forth the monthly adjustments to the Base Fee:

------------------------------------------------------------------ ------------------------------------------
If the Fund's Cumulative Running 12 month total return is:         Then Knott's performance adjusted fee is:
Less than +1.00% greater than the Index                            Base Fee X 0.4555
Between +1.00% and +1.50% greater than the Index                   Base Fee X 0.6667
Between +1.50% and +2.00% greater than the Index                   Base Fee X 0.8555
Between +2.00% and +2.50%greater than the Index                    Base Fee X 1.0000
Between +2.50% and +3.00% greater than the Index                   Base Fee X 1.1750
Between +3.00% and +3.50% greater than the Index                   Base Fee X 1.3455
Between +3.50% and +4.00% greater than the Index                   Base Fee X 1.5155
More than +4.00 greater than the Index                             Base Fee X 1.6667
------------------------------------------------------------------ ------------------------------------------

Aronson+Johnson+Ortiz, LP

The Adviser pays to Aronson+Johnson+Ortiz, LP ("AJO") a sub-advisory fee equal to a base fee of 0.90% ("Base Fee"), based on the average daily net assets of the Quaker Small Cap Value Fund, which Base Fee may be adjusted up or down depending on the performance of the Fund versus the Russell 2000 Index. The table below reflects the monthly adjustments to the Base Fee:

Cumulative Running 12 months                Performance Fee
Return of Fund vs. the Index*               Adjustment

Less than + 1.0%                            0.3333 X Base Fee
Between +1.0 and +1.5%                      0.4664 X Base Fee
Between +1.5 and +2.0%                      0.5998 X Base Fee
Between +2.0 and +2.5%                      0.7332 X Base Fee
Between +2.5 and + 3.0%                     0.8666 X Base Fee
At +3.0%                                    1.0000 X Base Fee
Between +3.0 and + 3.5%                     1.1334 X Base Fee
Between +3.5 and + 4.0%                     1.2668 X Base Fee
Between +4.0 and + 4.5%                     1.4002 X Base Fee
Between +4.5 and + 5.0%                     1.5336 X Base Fee
More than +5.0%                             1.6667 X Base Fee

Approval of Investment Advisory and Sub-Advisory Agreements
-----------------------------------------------------------

In approving the investment advisory and sub-advisory agreements for each Fund, the Trustees were provided a legal memorandum outlining their duties under the 1940 Act and applicable state law in approving such agreements and the factors that the Trustees should consider in determining whether to renew the advisory and sub-advisory agreements. The Trustees then considered various matters with respect to approval of the advisory and sub-advisory agreements, including, among other things, the following:

     o    the terms of the investment advisory and sub-advisory agreements;

     o the scope and quality of the services that the Adviser and each Sub-advisor provide to the Funds;

     o the advisory rates payable by the Funds to the Adviser and the fees payable by the Adviser to each Sub-advisor;

     o the qualifications and disciplinary history of the professional staff of the Adviser and each Sub-advisor and the resources each entity;

     o    the investment performance of each Fund over various periods, and

     o the profitability and financial condition of the Adviser and each Sub-advisor.

With respect to the Quaker Fixed Income and Intermediate Municipal Bond Funds, the Board of Trustees also considered an in-person presentation by certain officers of Andres. The Trustees questioned the Andres representatives at length about its background and experience and its ability to manage a fund with a relatively small asset base.

With respect to the Quaker Biotech Pharma-Healthcare Fund, the Trustees also considered an in-person presentation by Sectoral Asset Management, which included a discussion of Sectoral's extensive experience in managing biotech funds. The Trustees weighed heavily the fact that Sectoral currently managed one of the largest the biotech funds in the world.

With respect to the Quaker Aggressive Growth Fund, the Trustees also considered the tenure of the Fund's portfolio manager, Mr. Manu Daftary, as an employee of the Adviser and the reasons behind Mr. Daftary's decision to manage the Fund through a sub-advisory arrangement. The Board took note that no increase in management fees was proposed in connection with the employment of DG Capital Management as the Fund's sub-advisor.

With respect to the Quaker Small-Cap Trend Fund, the Trustees also considered an in-person presentation by the Fund's proposed portfolio manager and founder of TrendStar. The Trustees weighed heavily the portfolio manager's performance track-record in co-managing a similar small cap fund as well as TrendStar's commitment to maintain a manageable level of assets in its small cap investment style.

Based on the Trustees' deliberations and their evaluation of the information described above and the Adviser's and Sub-advisors' responses to the questions raised at the various approval meetings, the Trustees, including the Trustees who are not "interested persons" as defined in the 1940 Act, approved the advisory and sub-advisory agreements for the Funds.

DIRECTORS AND OFFICERS

The Board Of Trustees ("Board" or "Trustees") has overall responsibility for conduct of the Trust's affairs. The day-to-day operations of the Trust are managed by the Advisor, subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below.

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. Jeffry H. King Sr.    Interested        Indefinite.      Chairman of the Board of             Eleven
(1)                       Trustee, Chief                     Directors of Quaker Securities,
                          Executive         Since Nov.,      Inc.,  83 General Warren Blvd.
1288 Valley Forge Road,   Officer,          1996             Suite 200, Malvern, PA 19355, an
Suite 75, Valley Forge,   Treasurer                          institutional broker/dealer
PA  19482                                                    firm, since 2002. President &
                                                             CEO of Quaker Securities, Inc.
(12-06-42)                                                   from 1990 to 2002.  Chairman of
                                                             the Board of Directors of Quaker
                                                             Funds, Inc., 1288 Valley Forge
                                                             Road, Suite 71, Valley Forge, PA
                                                             19482, currently Fund Manager to
                                                             the Quaker Family of Funds,
                                                             since 1996.  Co-Chairman of the
                                                             Board of Citco Mutual Fund
                                                             Services, Inc., 83 General
                                                             Warren Blvd. Suite 200, Malvern,
                                                             PA 19355, transfer agent to the
                                                             Trust, since May, 2001.
                                                             Co-Chairman of the Board of
                                                             Citco Mutual Fund Distributors,
                                                             Inc., 83 General Warren Blvd.
                                                             Suite 200, Malvern, PA 19355,
                                                             underwriter  to the Trust, since
                                                             May, 2002.
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Ms. Laurie Keyes(2)       Interested        Indefinite.      Chief Financial Officer of           Eleven            None
1288 Valley Forge Road,   Trustee,                           Quaker Funds, Inc., currently
Suite 75, Valley Forge,   Secretary         Since Nov.,      Fund Manager to the Quaker
PA 19482                                    1996             Family of Funds, since 1996.

(12-10-49)
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------

                                       12

--------------------------------------------------------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. Everett T. Keech      Interested        Indefinite.      Chairman-Executive Committee,        Eleven     Director,
                          Trustee, Vice                      Technology Development Corp.,                   Technology
One Tower Bridge, Suite   Chairman of the   Since Nov.,      Norristown, PA, a technology                    Development
501 West Conshohocken,    Board,            1996             development and manufacturing                   Corp.; Director,
PA  19428                                                    firm, since 1997; President,                    Advanced Training
                                                             Quaker Investment Trust since                   Systems
(02-23-40)                                                   January 2002; Lecturer,                         International,
                                                             University of Pennsylvania since                Inc.; Director,
                                                             1988                                            Phoenix Data
                                                                                                             Systems, Inc.
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. Kevin J. Mailey(3)    Interested        Indefinite.      Principal of Quaker Funds, Inc.      Eleven
                          Trustee,                           since May, 2000.  Elected
1288 Valley Forge Road,   President         Since Feb.,      President of Quaker Funds, Inc.
Suite 71, Valley Forge,                     2002             in September, 2001. Director,
PA  19482                                                    Quaker Funds, Inc.
                                                             Director, Citco Mutual Fund
(09-06-52)                                                   Services and Citco  Mutual Fund
                                                             Distributors, Inc. Marketing
                                                             Director of Meridian Investments
                                                             from October, 1997 to June,
                                                             1999.  Principal and Marketing
                                                             Director of the William Penn
                                                             Funds from December, 1989 to
                                                             June, 1997.  Graduate of Notre
                                                             Dame University.
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. David K. Downes       Independent       Indefinite       President and CEO of CRAFund         Eleven         Director,
                          Chairman of the                    Advisors since January, 2004.                    Internet Capital
                          Board of          Since Jan.,      President and Treasurer of CRA                        Group
365 Applebrook Drive      Trustees          2004             Qualified Investment Fund since
Malvern, PA 19355                                            February 2004. *Retired as Chief
                                                             Operating Officer and Chief
01-08-40                                                     Financial Officer of Lincoln
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------

                                       13

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
                                                             National Investment Companies
                                                             and Delaware Investments, the
                                                             investment management subsidiary
                                                             of the Lincoln Financial Group
                                                             in October of 2003. Also served
                                                             as the Chairman and CEO of
                                                             Delaware Investments' retirement
                                                             business; President and CEO of
                                                             Delaware Service Company, and
                                                             President and CEO of Delaware
                                                             Investments Family of Funds
                                                             during his tenure at Lincoln
                                                             National
                                                             Investment Companies. In
                                                             addition, he served as president
                                                             and a member of the board of the
                                                             Lincoln National Convertible
                                                             Securities Fund, Inc. and the
                                                             Lincoln National Income Funds,
                                                             Inc.
                                                             A graduate of Pennsylvania State
                                                             University, he is a Certified
                                                             Public Accountant and holds
                                                             N.A.S.D. Series 7, 24 and 27
                                                             licenses.
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. Louis P. Pektor,      Independent       Indefinite.      President, Ashley Development        Eleven            None
III                       Trustee                            Company, 559 Main Street, Suite
                                            Since Nov.,      300, Bethlehem, PA, 18018, a
559 Main Street, Suite                      1996             commercial real estate
300, Bethlehem, PA,                                          development company,  since
18018                                                        1989.  Previously, Executive
                                                             Vice President, Wall Street
(01-18-51)                                                   Mergers & Acquisitions,
                                                             Allentown, Pennsylvania.
                                                             Graduate of Moravian College
                                                             with BA and Lehigh University
                                                             with a MBA in Business
                                                             Management.
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. Mark S. Singel        Independent       Indefinite.      Managing Director , Public           Eleven         Director,
                          Trustee                            Affairs Management, 305 North                   GoInternet Corp.,
305 North Front Street,                     Since Feb.,      Front Street, Harrisburg, PA                    Philadelphia, PA,
Harrisburg, PA  17108                       2002.            17108, a political consulting                      Trustee, St.
                                                             firm, since 1999. President and                 Francis University
(09-12-53)                                                   CEO of Singel Associates,
                                                             1995-1999.  Formerly Lieutenant
                                                             Governor and Acting Governor of
                                                             the Commonwealth of
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------

                                       14

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
                                                             Pennsylvania; also served as a
                                                             State Senator for Pennsylvania
                                                             and Chairman of the Pennsylvania
                                                             Democratic Party.
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Ambassador Adrian A.      Independent       Indefinite.      President of Eisenhower              Eleven      Governor of the
Basora (ret.)             Trustee                            Fellowships ("EF"),                                Philadelphia
                                            Since Feb.,      Philadelphia, PA, since 1996.                     Stock Exchange
256 South 16th Street,                      2002.            EF's mission is to enhance
Philadelphia, PA  19102                                      progress and mutual
                                                             understanding through linkages
(07-18-38)                                                   among leaders in key fields
                                                             throughout the world.
                                                             Previously served as U.S.
                                                             Ambassador to the Czech Republic
                                                             from 1992 through 1995.  Served
                                                             as National Security Council
                                                             Director for European Affairs at
                                                             the White House from 1989 to
                                                             1991.  Ambassador Basora's
                                                             affiliations include the Council
                                                             on Foreign Relations, the
                                                             Foreign Policy Research
                                                             Institute and the Foundation for
                                                             a Civil Society.  Ambassador
                                                             Basora holds an MPA degree from
                                                             Princeton University and
                                                             undergraduate degrees from the
                                                             Institut d'Etudes Politiques in
                                                             Paris and from Fordham
                                                             University.
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------

                                       15

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. G. Michael Mara       Independent       Indefinite.      President  and  controlling          Eleven            None
(4)                       Trustee                            shareholder of Valley Forge
                                            Since Feb.,      Capital Advisors since Sept.
30 Valley Stream                            2002.            2002. Managing Director of
Parkway, Malvern, PA                                         Millennium  Bank since 2000.
19355                                                        Portfolio Manager for the Penn
                                                             Street Advisors Sector
(05-05-55)                                                   Rotational Fund since inception.
                                                             President of the Penn Street
                                                             Funds since July 2002. President
                                                             of  Penn  Street Advisors,
                                                             Inc., an  investment  advisory
                                                             firm and  wholly-owned
                                                             subsidiary of Millennium  Bank,
                                                             from 1998 to May, 2002.
                                                             Previously principal, Vanguard
                                                             Fiduciary Trust Company, The
                                                             Vanguard Group, Valley Forge,
                                                             PA, from 1997 to 1999.  District
                                                             Manager and Senior Vice
                                                             President, Merrill Lynch Trust
                                                             Company, 1995 to 1997.  Served
                                                             in various increasingly
                                                             responsible roles within Merrill
                                                             Lynch from 1986 to 1997.  Mr.
                                                             Mara also served in the U.S.
                                                             Army Intelligence and Security
                                                             Command in Augsburg, Germany
                                                             from 1976-1980.  Mr. Mara holds
                                                             an MBA in management from The
                                                             American University, Washington,
                                                             DC and a BA in Business
                                                             Communications from Emerson
                                                             College, Boston, MA
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. James R. Brinton      Independent       Indefinite.      President, Robert J. McAllister      Eleven     Penn Street Fund,
                          Trustee                            Agency, Inc., 123 West Lancaster                       Inc.
123 West Lancaster                          Since Feb.,      Avenue, Wayne PA  19087, a                         5 Portfolios
Avenue, Wayne PA  19087                     2002             commercial insurance brokerage
                                                             firm, since 1979.  Mr. Brinton
(07-03-54)                                                   holds a BA in business from
                                                             Marietta College and licenses as
                                                             a property and casualty broker
                                                             and life, accident and health
                                                             agent.
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------

                                       16

--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
                          Position(s)       Term of Office                                      Funds        Other
Name, Address & Date of   Held with the     & Length of      Principal Occupation(s) During     Overseen     Directorships
Birth                     Trust             Time Served      Past 5 Years                       by Trustee   Held by Trustee
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------
Mr. Warren West           Independent       Indefinite       President and Owner of,              Eleven            None
                          Trustee                            Greentree Brokerage
1700 Market Street,                                          Services, Inc., 1700 Market St,
Suite 1420                                  Since Nov.,      Suite 1420,  Philadelphia, PA
Philadelphia, PA 19103                      2003             19103, a Broker Dealer firm
                                                             since 1998. Mr. West has over 27
09-18-56                                                     years of experience in the
                                                             financial services industry
                                                             having served as President of
                                                             Strategic Investors, Inc, Vice
                                                             President of Spear Leeds and
                                                             Kellogg, Drexel Burnham Lambert,
                                                             and A.G. Becker. From 1982 to
                                                             the present Mr. West has been
                                                             active on numerous committees of
                                                             the PHLX including: marketing,
                                                             options, foreign currency,
                                                             rules, seats, and quality of
                                                             markets. Mr. West is a member of
                                                             the NASD Regulation, Inc. Board
                                                             of Arbitrators Board member of
                                                             the IVC, Philadelphia and a
                                                             former member of The American
                                                             Stock Exchange,
                                                             The New York Options
                                                             Exchange,The New York Mercantile
                                                             Exchange, The New York Cotton
                                                             Exchange
                                                             The Coffee, Cocoa, Sugar
                                                             Exchange, and The Philadelphia
                                                             Stock Exchange
------------------------- ----------------- ---------------- ---------------------------------- ------------ -------------------

(1) Mr. King is an "interested person" of the Trust for purposes of the 1940 Act because he is a principal and controlling shareholder of Quaker Funds, Inc., Investment Advisor to the Trust, is a shareholder of Citco Mutual Fund Services, Inc., the transfer agent, fund accountant and administrator for the Trust, and serves as a director of Quaker Funds, Inc. and Citco Mutual Fund Services, Inc.
(2) Ms. Keyes is an "interested person" of the Trust for purposes of the 1940 Act because she is a principal and controlling shareholder of Quaker Funds, Inc., Investment Advisor to the Trust.
(3) Mr. Mailey is an "interested person" of the Trust for purposes of the 1940 Act because he is a shareholder of Citco Mutual Fund Services, Inc., the transfer agent, fund accountant and administrator for the Trust, he is a principal and controlling shareholder of Quaker Funds, Inc., Investment Advisor to the Trust, and he serves as President of Quaker Funds, Inc.
(4) Mr. Mara is an officer of Penn Street Fund, Inc., a registered investment company. Mr. King was a director of Penn Street Fund, Inc. from May, 2002 until April, 2003.

There are no family relationships between the Trustees and executive officers of the Trust, except between Ms. Keyes and Mr. King, who are married.

Audit Committee
---------------
The Board of Trustees has formed an Audit Committee to oversee the financial reporting of the Trust, nominate independent auditors to conduct audits of the Trust's financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The members of the Audit Committee are: Amb. Adrian Basora (Chairman), Mr. David K. Downes, Mr. Warren West, and Mr. James R. Brinton. The Audit Committee met twice during the fiscal year ended June 30, 2003.

Nominating Committee
--------------------
The Board of Trustees has formed a Nominating Committee that selects and nominates those persons for membership on the Trust's Board of Trustees who are disinterested trustees. The Nominating Committee currently does not consider nominations from shareholders. The members of the Nominating Committee are Mr.
G. Michael Mara (Chairman), Mr. Louis P. Pektor III, Mr. Mark S. Singel, and Mr. David K. Downes. During the Trust's most recently completed fiscal year, the Nominating Committee held no meetings.

Compensation
------------
David K. Downes, as independent Chairman of the Board, receives aggregate annual compensation from the Trust of $175,000. Each Trustee other then Mr. Downes who is not an "interested person" of the Trust receives $5000 per meeting attended in person and $3000 per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Mr. Mara also receives additional compensation of $25,000 per year for his additional responsibilities as lead independent Trustee. For the Trust's fiscal year ending June 30, 2003, the Trust paid the following fees to Trustees:

---------------------------- ---------------------- ------------------------- --------------------- --------------------
                             Aggregate              Pension or Retirement     Estimated Annual
                             Compensation from      Benefits Accrued as       Benefits Upon         Total Compensation
Name of Trustee              Company                Part of Trust's Expenses  Retirement            Paid to Trustee
---------------------------- ---------------------- ------------------------- --------------------- --------------------
Amb. Adrian A. Basora                      $15,000                     $0.00                 $0.00              $15,000
---------------------------- ---------------------- ------------------------- --------------------- --------------------
Mr. James R. Brinton                       $12,000                     $0.00                 $0.00              $12,000
---------------------------- ---------------------- ------------------------- --------------------- --------------------
Mr. G. Michael Mara                        $22,000                     $0.00                 $0.00              $22,000
---------------------------- ---------------------- ------------------------- --------------------- --------------------
Mr. Louis P. Pektor III                    $12,000                     $0.00                 $0.00              $12,000
---------------------------- ---------------------- ------------------------- --------------------- --------------------
Mr. Mark S. Singel                         $12,000                     $0.00                 $0.00              $12,000
---------------------------- ---------------------- ------------------------- --------------------- --------------------
Mr. Warren West*                               N/A                       N/A                   N/A                  N/A
---------------------------- ---------------------- ------------------------- --------------------- --------------------
Mr. David K. Downes *                          N/A                       N/A                   N/A                  N/A
---------------------------- ---------------------- ------------------------- --------------------- --------------------

Mr. Downes was elected after December 31, 2003.

Trustee Ownership of Fund Shares
--------------------------------

As of December 31, 2003, the Trustees owned the following aggregate amounts of Fund shares:

----------------------------- -------------------------------------------- ---------------------------------------------
                              Dollar Range of Fund Shares Held in Each     Aggregate Dollar Range in All Funds
Name of Trustee               Fund of the Trust                            Overseen by Trustee in Trust
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. Jeffry H. King, Sr.                 Aggressive Growth-  Over $100,000
                                            Mid-Cap Value-  Over $100,000
                                          Small-Cap Value-  Over $100,000                 Over $100,000
                                 Capital Opportunities - $50,001-$100,000
                                Biotech Pharma Healthcare - Over $100,000
                                            Intermediate Municipal Bond -
                                                       $10,000.01-$50,000
                                             Fixed Income - Over $100,000
----------------------------- -------------------------------------------- ---------------------------------------------

                                       18

----------------------------- -------------------------------------------- ---------------------------------------------
                              Dollar Range of Fund Shares Held in Each     Aggregate Dollar Range in All Funds
Name of Trustee               Fund of the Trust                            Overseen by Trustee in Trust
----------------------------- -------------------------------------------- ---------------------------------------------
Ms. Laurie Keyes                        Aggressive Growth-  Over $100,000
                                          Small-Cap Value-  Over $100,000
                                            Mid-Cap Value-  Over $100,000                 Over $100,000
                                 Capital Opportunities - $50,001-$100,000
                                Biotech Pharma Healthcare - Over $100,000
                                             Fixed Income - Over $100,000
                                            Intermediate Municipal Bond -
                                                       $10,000.01-$50,000
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. Everett T. Keech                    Aggressive Growth-  $1.00-$10,000                 $1.00-$10,000
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. Kevin J. Mailey                         Intermediate Municipal Bond -
                                                       $10,000.01-$50,000                      None
----------------------------- -------------------------------------------- ---------------------------------------------
Amb. Adrian A. Basora                                                None                      None
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. James R. Brinton                     Aggressive Growth- Over $100,000                 Over $100,000
                                       Small-Cap Value - $50,001-$100,000
                                              Biotech Pharma Healthcare -
                                                         $50,001-$100,000
                                          Mid-Cap Value - $10,001-$50,000
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. G. Michael Mara                       Small-Cap Value-  $1.00-$10,000                 $1.00-$10,000
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. Louis P. Pektor III                                              None                      None
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. Mark S. Singel                                                   None                      None
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. Warren West                                                       N/A                      N/A
----------------------------- -------------------------------------------- ---------------------------------------------
Mr. David K. Downes*                                                  N/A                      N/A
----------------------------- -------------------------------------------- ---------------------------------------------

* Mr. Downes were elected as Trustees after December 31, 2003.

Control Persons and Shareholders Owning in Excess of 5% of Fund Shares
----------------------------------------------------------------------

As of January 30, 2004 the following shareholders of each Fund owned 5% or more of the total outstanding shares in that Fund.

------------------------------------------- ------------------------------ -------------------- ----------------------
                                            Name of Quaker Fund in Which   Number of Shares     % Ownership of Total
Name of Shareholder                         Shares Held                    Owned                Fund Shares
------------------------------------------- ------------------------------ -------------------- ----------------------
National Investor Services, FBO             Core Equity A                        557,904               69.16%
Client Accts
55 Water St., 32nd Fl.
New York, NY 10041
------------------------------------------- ------------------------------ -------------------- ----------------------
Charles Schwab, FBO Client Accts            Core Equity A                        116,058               14.39%
------------------------------------------- ------------------------------ -------------------- ----------------------
Boynton, E., Individual                     Core Equity A                        82,049                10.17%
------------------------------------------- ------------------------------ -------------------- ----------------------
J Terker, Individual                        Core Equity I                        17,261                6. 42%
------------------------------------------- ------------------------------ -------------------- ----------------------

                                       19

------------------------------------------- ------------------------------ -------------------- ----------------------
                                            Name of Quaker Fund in Which   Number of Shares     % Ownership of Total
Name of Shareholder                         Shares Held                    Owned                Fund Shares
------------------------------------------- ------------------------------ -------------------- ----------------------
C Buck, Individual                          Core Equity I                        18,823                 7.00%
------------------------------------------- ------------------------------ -------------------- ----------------------
R Terker, Individual                        Core Equity I                        17,261                6. 42%
------------------------------------------- ------------------------------ -------------------- ----------------------
A Terker, Individual                        Core Equity I                        17,261                6. 42%
------------------------------------------- ------------------------------ -------------------- ----------------------
Geewax Terker                               Core Equity I                        76,760                28. 53%
414 Old Baltimore Pike
PO Box 2700
Chadds Ford, PA 19317
------------------------------------------- ------------------------------ -------------------- ----------------------
Geewax Terker                               Core Equity I                        59,311                22.04%
------------------------------------------- ------------------------------ -------------------- ----------------------
Robert B Wool, Individual                   Core Equity C                         2695                 14.76%
------------------------------------------- ------------------------------ -------------------- ----------------------
M Walters, Individual                       Core Equity C                          917                  5.02%
------------------------------------------- ------------------------------ -------------------- ----------------------
P Hillary, Individual                       Core Equity C                         1,033                 5.66%
------------------------------------------- ------------------------------ -------------------- ----------------------
J Techman, Individual                       Core Equity C                         1,537                 8.42%
------------------------------------------- ------------------------------ -------------------- ----------------------
D Ainslie, Individual                       Core Equity C                         1,940                10.62%
------------------------------------------- ------------------------------ -------------------- ----------------------
S Pincus, Individual                        Core Equity C                         2,348                12.85%
------------------------------------------- ------------------------------ -------------------- ----------------------
G Kuzmiskus, Individual                     Core Equity C                         1,766                 9.67%
------------------------------------------- ------------------------------ -------------------- ----------------------
S Johnson, Individual                       Core Equity C                         1,338                 7.33%
------------------------------------------- ------------------------------ -------------------- ----------------------
Francis M Foley Individual                  Core Equity B                         4,335                26.38%
PO Box 2052
Jersey City, NJ 07303-998
------------------------------------------- ------------------------------ -------------------- ----------------------
John Eiserman IRA                           Core Equity B                         4,084                24.18%
Janney Montgomery Scott, LLC
1800 Market St.
Philadelphia, PA 19103
------------------------------------------- ------------------------------ -------------------- ----------------------
Ellen J. Tamburri                           Core Equity B                         1,844                11.37%
------------------------------------------- ------------------------------ -------------------- ----------------------
IRA FBO Marta M Simo                        Core Equity B                         1,153                 7.11%
------------------------------------------- ------------------------------ -------------------- ----------------------
Matthew P. Godek, Individual                Core Equity B                         1,551                 9.56%
------------------------------------------- ------------------------------ -------------------- ----------------------
Charles Schwab, FBO Client Accts            Aggressive Growth A               8,684,862.40             66.98%
101 Montgomery St.
San Francisco, CA 94104
------------------------------------------- ------------------------------ -------------------- ----------------------
King, Individual                            Aggressive Growth I                  20,375                7. 54%
------------------------------------------- ------------------------------ -------------------- ----------------------
M Daftary, Individual                       Aggressive Growth I                  53,346                19.75%
------------------------------------------- ------------------------------ -------------------- ----------------------
P Schofield, Individual                     Aggressive Growth I                  17,151                 6.35%
------------------------------------------- ------------------------------ -------------------- ----------------------
SEI FBO First Hawaiian                      Aggressive Growth I                  59,066                21.87%
------------------------------------------- ------------------------------ -------------------- ----------------------
PINTO                                       Aggressive Growth I                  16,037                5. 94%
------------------------------------------- ------------------------------ -------------------- ----------------------
Charles Schwab, FBO Client Accts            Quaker Mid-Cap Value A               293,284               18.90%
101 Montgomery St.
San Fransisco, CA 94104
------------------------------------------- ------------------------------ -------------------- ----------------------
FTC & CO                                    Quaker Mid-Cap Value A               45,271                 5.57%
------------------------------------------- ------------------------------ -------------------- ----------------------
William E. Buckholz, Individual             Quaker Mid-Cap Value C               32,061                 5.73%
------------------------------------------- ------------------------------ -------------------- ----------------------
L Keyes, Individual                         Quaker Mid-Cap Value I               11,378                11.51%
------------------------------------------- ------------------------------ -------------------- ----------------------
King, Individual                            Quaker Mid-Cap Value I               35,168                35.57%
328 Applebrook Dr.
Malvern, PA 19355
------------------------------------------- ------------------------------ -------------------- ----------------------
Millennium Bank                             Quaker Mid-Cap Value I               28,524                28. 85%
30 Valley Stream Pkwy
Malvern, PA 19355
------------------------------------------- ------------------------------ -------------------- ----------------------
Bank of Oklahoma OPUBCO                     Small-Cap Value I                    276,625               20.16%
------------------------------------------- ------------------------------ -------------------- ----------------------

                                       20

------------------------------------------- ------------------------------ -------------------- ----------------------
                                            Name of Quaker Fund in Which   Number of Shares     % Ownership of Total
Name of Shareholder                         Shares Held                    Owned                Fund Shares
------------------------------------------- ------------------------------ -------------------- ----------------------
Charles Schwab, FBO Client Accts            Small-Cap Value A                    364,733               55.64%
101 Montgomery St.
San Francisco, CA 94104
------------------------------------------- ------------------------------ -------------------- ----------------------
Bank of Oklahoma OPUBCO                     Small-Cap Value I                    277,119               20.08%
------------------------------------------- ------------------------------ -------------------- ----------------------
Richmond Heights                            Small-Cap Value I                    91,658                 6.64%
------------------------------------------- ------------------------------ -------------------- ----------------------
Deutsche Bank Securities, Inc.              Small-Cap Value I                    725,777               52.60%
P.O. Box 1346
Baltimore, MD 21203
------------------------------------------- ------------------------------ -------------------- ----------------------
Preston R. Hoagland, Individual             Small-Cap Value B                     3,427                 6.10%
------------------------------------------- ------------------------------ -------------------- ----------------------
Kelly Brian J, Individual                   Small-Cap Value C                    10,606                 6.04%
------------------------------------------- ------------------------------ -------------------- ----------------------
John J Geewax, Individual                   Small-Cap Growth I                   233,644               95.40%
414 Old Baltimore Pike
PO Box 2700
Chadds Ford, PA 19317
------------------------------------------- ------------------------------ -------------------- ----------------------
Dr. Harry McDermott, Individual             Small-Cap Growth B                    2,512                16.70%
------------------------------------------- ------------------------------ -------------------- ----------------------
Papp W, Individual                          Small-Cap Growth B                    2,815                18.71%
------------------------------------------- ------------------------------ -------------------- ----------------------
Robert E Baker                              Small-Cap Growth B                    2,633                17.50%
------------------------------------------- ------------------------------ -------------------- ----------------------
Ronald S Acher, Individual                  Small-Cap Growth B                    2,469                16.41%
------------------------------------------- ------------------------------ -------------------- ----------------------
Richard R Turk                              Small-Cap Growth B                     865                  5.75%
------------------------------------------- ------------------------------ -------------------- ----------------------
Eugene L Cantor                             Small-Cap Growth C                    3,121                 9.02%
------------------------------------------- ------------------------------ -------------------- ----------------------
Michael E Davis Individual                  Small-Cap Growth C                    1,866                 5.39%
------------------------------------------- ------------------------------ -------------------- ----------------------
Charles P. Hinshaw, Individual              Small-Cap Growth C                    7,261                20.98%
PO Box 1508
Easton, PA 18044-1508
------------------------------------------- ------------------------------ -------------------- ----------------------
Daniel Radogna, Individual                  Small-Cap Growth C                    1,873                 5.41%
------------------------------------------- ------------------------------ -------------------- ----------------------
Donald Ulmer                                Small-Cap Growth C                    1,895                 5.47%
------------------------------------------- ------------------------------ -------------------- ----------------------
IRA FBO Pamela H C                          Small-Cap Growth A                    3,659                12.93%
------------------------------------------- ------------------------------ -------------------- ----------------------
Citco Corporate Services, Inc.              Small-Cap Growth A                   18,093                63.91%
5900 N. Andrews Ave.
Suite 700
Fort Lauderdale, FL 33309
------------------------------------------- ------------------------------ -------------------- ----------------------
Donald J Hiller, Individual                 Small-Cap Growth A                    3,221                11.38%
------------------------------------------- ------------------------------ -------------------- ----------------------
Charles Schwab, FBO Client Accts SCHWAB -   Capital Opportunities A              117,666               25.97%
------------------------------------------- ------------------------------ -------------------- ----------------------
Larry R Rohrbaugh, individual               Capital Opportunities A              68,493                15.12%
------------------------------------------- ------------------------------ -------------------- ----------------------
Anthony V Benedetto, Individual             Capital Opportunities B               8,055                 6.95%
------------------------------------------- ------------------------------ -------------------- ----------------------
NFSC                                        Capital Opportunities B              12,367                10.67%
------------------------------------------- ------------------------------ -------------------- ----------------------
Pershing LLC                                Capital Opportunties B                6,561                 5.66%
------------------------------------------- ------------------------------ -------------------- ----------------------
Walter Maximuck, JR                         Capital Opportunities C              80,634                 7.47%
------------------------------------------- ------------------------------ -------------------- ----------------------
Geewax Terker                               Geewax Terker Core Value             105,714               93.71%
414 Old Baltimore Pike
PO Box 2700
Chadds Ford, PA 19317
------------------------------------------- ------------------------------ -------------------- ----------------------
Local 68 Eng Union                          Quaker Biotech A                     25,651                6.76%%
------------------------------------------- ------------------------------ -------------------- ----------------------

                                       21

------------------------------------------- ------------------------------ -------------------- ----------------------
                                            Name of Quaker Fund in Which   Number of Shares     % Ownership of Total
Name of Shareholder                         Shares Held                    Owned                Fund Shares
------------------------------------------- ------------------------------ -------------------- ----------------------
Charles Schwab, FBO Client Accts SCHWAB -   Fixed Income A                       14,294                 8.29%
------------------------------------------- ------------------------------ -------------------- ----------------------
Frank Folmer                                Fixed Income A                       21,420                12.42%
------------------------------------------- ------------------------------ -------------------- ----------------------
Citco Corporate Services, Inc               Fixed Income A                       22,185                12.87%
------------------------------------------- ------------------------------ -------------------- ----------------------
Doyle P, Individual                         Fixed Income A                        9,344                 5.42%
------------------------------------------- ------------------------------ -------------------- ----------------------
Thomas Hill, Individual                     Fixed Income B                       13,965                10. 46%
------------------------------------------- ------------------------------ -------------------- ----------------------
David Kreitzer, Individual                  Fixed Income B                        8,850                6. 63%
------------------------------------------- ------------------------------ -------------------- ----------------------
NFSC                                        Fixed Income C                       51,303                 14.2%
------------------------------------------- ------------------------------ -------------------- ----------------------
Charles P Hinshaw, Individual               Fixed Income C                      30,077.20               8.37%
------------------------------------------- ------------------------------ -------------------- ----------------------
Robert Nutting, Individual                  Fixed Income C                       26,780                 8.37%
------------------------------------------- ------------------------------ -------------------- ----------------------
Jeffrey H. King, Individual                 Fixed Income I                       26,624                82.13%
328 Applebrook Dr.
Malvern, PA 19355-3355
------------------------------------------- ------------------------------ -------------------- ----------------------
R Keyes, Individual                         Fixed Income I                        5,527                17.06%
------------------------------------------- ------------------------------ -------------------- ----------------------
Sadjian                                     Intermediate Municipal Bond
                                            A **                                  1,387                10.74%
------------------------------------------- ------------------------------ -------------------- ----------------------
Citco Corporate Services, Inc.              Intermediate Municipal Bond
5900 N. Andrews Ave. Ste. 700               A **                                 10,987                85.02%
Fort Lauderdale, FL 33309
------------------------------------------- ------------------------------ -------------------- ----------------------
Anita Carno, Individual                     Intermediate Municipal Bond
                                            B **                                  1,334                18.86%
------------------------------------------- ------------------------------ -------------------- ----------------------
Ann J McGinnis, Individual                  Intermediate Municipal Bond
Janney Montogmery Scott                     B **                                  4,590                64.89%
------------------------------------------- ------------------------------ -------------------- ----------------------
Kay A Selig, Individual                     Intermediate Municipal Bond
                                            B **                                   520                  7.36%
------------------------------------------- ------------------------------ -------------------- ----------------------
Carla E Carey                               Intermediate Municipal Bond
                                            C **                                  1,758                 6.88%
------------------------------------------- ------------------------------ -------------------- ----------------------
JOHNSON, Individual                         Intermediate Municipal Bond
                                            C **                                10,182.31              39.83%
------------------------------------------- ------------------------------ -------------------- ----------------------
Timothy Schamberger, Individual             Intermediate Municipal Bond
                                            C **                                  1,777                 6.95%
------------------------------------------- ------------------------------ -------------------- ----------------------
Andrew Levas, Individual                    Intermediate Municipal Bond
                                            C **                                  1,387                 5.43%
------------------------------------------- ------------------------------ -------------------- ----------------------
Daniel Radogna, Individual                  Intermediate Municipal Bond
                                            C **                                  2,206                 8.63%
------------------------------------------- ------------------------------ -------------------- ----------------------
Cheryl A Kocher, Individual                 Intermediate Municipal Bond
                                            C **                                  1,504                 5.89%
------------------------------------------- ------------------------------ -------------------- ----------------------
Barry W Kocher, Individual                  Intermediate Municipal Bond
                                            C**                                   2,020                 7.90%
------------------------------------------- ------------------------------ -------------------- ----------------------
Kathleen Sanzari, Individual                Intermediate Municipal Bond
                                            C **                                  2,028                 7.93%
------------------------------------------- ------------------------------ -------------------- ----------------------
KING, Individual                            Intermediate Municipal Bond
                                            I **                                  2,825                 5.61%
------------------------------------------- ------------------------------ -------------------- ----------------------

                                       22

------------------------------------------- ------------------------------ -------------------- ----------------------
                                            Name of Quaker Fund in Which   Number of Shares     % Ownership of Total
Name of Shareholder                         Shares Held                    Owned                Fund Shares
------------------------------------------- ------------------------------ -------------------- ----------------------
Millennium Bank                             Intermediate Municipal Bond
30 Valley Stream Parkway                    I **                                 40,907                81.21%
Malvern, PA 19355
------------------------------------------- ------------------------------ -------------------- ----------------------
Kevin and Barbara Mailey                    Intermediate Municipal Bond
                                            I **                                6,637.11               13.18%
------------------------------------------- ------------------------------ -------------------- ----------------------
*                                           Small-Cap Trend                         *                    *%
------------------------------------------- ------------------------------ -------------------- ----------------------
*                                           Small-Cap Trend                         *                    *%
------------------------------------------- ------------------------------ -------------------- ----------------------
*                                           Small-Cap Trend                         *                    *%
------------------------------------------- ------------------------------ -------------------- ----------------------

* Fund was not offered during the reporting period.
**Prior to August 8, 2003, the Intermediate Municipal Bond Fund was called the Quaker High Yield Fund.

As of January 30, 2004, the Directors and Officers of the Trust as a group owned less than 1% of each Class of each Fund of the Trust with the exception of the following:

Quaker Biotech Pharma Healthcare Fund Class A - 6.84%
Quaker Fixed Income Fund Class I - 82.13%
Quaker Mid-Cap Value Fund Class I 68.03%
Quaker Capital Opportunities Fund Class A - 1.89%
Quaker Aggressive Growth Fund Class I - 12.73%
Quaker Intermediate Municipal Bond Fund - 18.79%

                             PERFORMANCE INFORMATION

From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)^[n] = ERV

Where:         P = a hypothetical initial investment of $1000
               T = average annual total return
               n = number of years
               ERV = ending redeemable value of shares at the end of the period

Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The yield of the Fixed Income Fund and the Intermediate Municipal Bond Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

                          Yield =2[(A - B/CD + 1)^6-1]

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

In sales literature, a Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, a Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Redemptions of each Fund's shares will be made at net asset value ("NAV") less any applicable CDSC. Each Fund's NAV is determined on days on which the New York Stock Exchange ("NYSE") is open for trading. For purposes of computing the NAV of a share of a Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Sub-Advisor, subject to the review and supervision of the Advisor and the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

The Funds are open for business on each day that the NYSE is open. Each Fund's share price or NAV is normally determined as of 4:00 p.m., Eastern time. Each Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received.

Redemptions in Kind
-------------------
The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

                                 TAX INFORMATION

Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, the Funds must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a RIC and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund(s) may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Funds during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them. However, for federal income tax purposes the original cost will continue as the tax basis.

DIVIDENDS. Each Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other noncorporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends, received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains (currently subject to tax at a maximum rate of 15%), regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares.

A portion of a Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each Fund are made by the Advisor, or if a Sub-Advisor has been retained, the Sub-Advisor. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Advisor/Sub-Advisor to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Advisor/Sub-Advisor's evaluation of the broker's efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and research and other services provided. A Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities and reports and analysis concerning issuers and their creditworthiness. A Fund's Advisor/Sub-Advisor may use research and other services to service all of its clients, rather than the particular clients whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another client of the Advisor/Sub-Advisor.

The Advisor/Sub-Advisor may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed "mark-up" or selling concession. The Advisor/Sub-Advisor normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Advisor/Sub-Advisor may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Advisor and certain Sub-Advisors generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference in their cost in the security and its selling price, although in some instances, such Advisor and Sub-Advisors may determine that better prices are available from non-principal market makers who are paid commissions directly. Schneider Capital Management, Sub-advisor to the Quaker Mid-Cap Value Fund, Geewax, Terker & Co, Sub-advisor to the Core Equity, Small Cap Growth and Geewax Terker Core Value Funds, and TrendStar Advisors, LLC, Sub-advisor to the Quaker Small-Cap Trend Fund generally trade over-the-counter securities with non-principal market makers.

The Advisor/Sub-Advisor may combine transaction orders placed on behalf of a Fund with orders placed on behalf of any other fund or private account managed by the Advisor/Sub-Advisor for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price. In these cases, transaction costs are shared proportionately by the Fund or account, as applicable, which are part of the block. If an aggregated trade is not completely filled, then the Advisor/Sub-Advisor typically allocates the trade among the funds or accounts, as applicable, on a pro rata basis based upon account size or based on the size of the orders placed by the funds or accounts. Exemptions are permitted on a case-by-case basis when judged by the Advisor/Sub-Advisor to be fair and reasonable to the funds or accounts involved.

For the fiscal year and periods ended June 30, 2001, 2002 and 2003, each of the Funds listed below paid brokerage fees noted in the table below. For the Quaker Aggressive Growth Fund, the Quaker Core Equity Fund, the Quaker Small -Cap Growth Fund and the Quaker Mid-Cap Value Fund, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due principally to increased trading resulting from unique buying and selling opportunities during periods of extreme market volatility.

--------------------------------------------------- -----------------------------------------------------
FUND                                                             TOTAL AMOUNT OF BROKERAGE
                                                                      COMMISSIONS PAID
                                                    -----------------------------------------------------
                                                          2001               2002              2003
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Aggressive Growth Fund                            739,736           3,426,165        4,513,368
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Core Equity Fund                                  41,519             42,942            74,975
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Small-Cap Growth Fund                              7,438             14,972            26,405
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Capital Opportunities Fund                           *              36,24611          377,316
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Biotech Pharma-Healthcare Fund                       *                  *              14,878
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Mid-Cap Value Fund                                53,611             59,918            89,758
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Small-Cap Value Fund                              64,298             47,255            52,065
--------------------------------------------------- ------------------ ------------------ ---------------
Geewax Terker Core Value Fund                               *                1,501            4,729
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Fixed Income Fund                                   **                 **                **
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Intermediate Municipal Bond Fund                    **                 400              600
--------------------------------------------------- ------------------ ------------------ ---------------
Quaker Small-Cap Trend Fund                                 *                  *                *
--------------------------------------------------- ------------------ ------------------ ---------------

------------------------------------- ------------------------------------------ ------------------- -------------------
                                                                                                     PERCENT OF FUND'S
                                                                                 PERCENT OF FUND'S    AGGREGATE AMOUNT
                                                                                  TOTAL AMOUNT OF     OF TRANSACTIONS
                                             AGGREGATE DOLLAR AMOUNT OF              BROKERAGE       INVOLVING PAYMENT
                                          FUND'S BROKERAGE COMMISSIONS PAID       COMMISSIONS PAID   OF COMMISSIONS TO
FUND                                              QUAKER SECURITIES                QUAKER SECURITIES QUAKER SECURITIES
                                      ------------------------------------------ ------------------- -------------------
                                          2001          2002          2003              2003                2003
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Aggressive Growth Fund           505,156      2,124,251      2,678,130          59.34%              59.29%
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Core Equity Fund                  11,995        7,686          7,856            10.48%              9.09%
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Small-Cap Growth Fund               **           200            826             3.13%               2.24%
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Capital Opportunities Fund          *           36,206        227,976           60.42%              68.76%
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Biotech Pharma-Healthcare           *             **           2,473            16.62%              18.05%
Fund
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Mid-Cap Value Fund                  56            **            **                **                  **
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Small-Cap Value Fund                **            **            420             0.81%               0.44%
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Geewax Terker Core Value Fund              *           1,260          4,104            86.78%              79.63%
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Fixed Income Fund                   **            **            **                **                  **
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Intermediate Municipal Bond         **            **            **                **                  **
Fund
------------------------------------- ------------- ------------- -------------- ------------------- -------------------
Quaker Small-Cap Trend Fund                *             *              *                *                   *
------------------------------------- ------------- ------------- -------------- ------------------- -------------------

THE FOLLOWING FOOTNOTES APPLY TO BOTH TABLES

* Not in operation during period.

** No commissions paid during period

1 For the period January 25, 2002 through June 30, 2002.

Personal Trading by Persons Affiliated with a Fund or the Trust
---------------------------------------------------------------
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust, the Advisor, each Sub-Advisor and the Distributor have adopted Codes of Ethics restricting personal securities trading by certain persons associated with each entity and having certain affiliations with a Fund or access to certain investment information relating to a Fund. These Codes are on public file, and are available from the Securities and Exchange Commission. While the Codes permit limited personal transactions by such persons in securities held or to be acquired by a Fund, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

The Advisor/Sub-Advisors may execute trades for a Fund with broker/dealers that are affiliated with the Trust, or employ an officer or Trustee of the Trust. These affiliated broker/dealers may receive commissions from such trades, some or all of which may be used as part of a compensation package to such affiliated persons. The Trust has adopted procedures to monitor and control such activities, and any such trading activities must be reported to the Board and reviewed at least quarterly.

Proxy Voting
------------
The Trust's Board of Trustees has adopted Proxy Voting Policy and Procedures (the "Proxy Policy") in accordance with Rule 30b1-4 under the 1940 Act. The Proxy Policy is attached to this Statement of Additional Information as Exhibit
A. The Proxy Policy generally assigns proxy voting responsibilities for each Fund to the investment adviser or sub-advisor responsible for the management of such Fund. If an investment adviser or sub-advisor to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Proxy Policy. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the adviser and those sub-advisors of the Trust that have such a policy.

                                    CUSTODIAN

Wachovia Bank, N.A. (the "Custodian"), 123 South Broad Street, Philadelphia, PA 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian receives from each Fund an annual fee based on the average net assets of the Fund held by the Custodian.

For the fiscal years ended June 30, 2001, 2002 and 2003, respectively, the Funds paid custodial fees as follows:

---------------------------------- ---------------- ----------------- ----------------
Name of Fund                            2003              2002             2001
---------------------------------- ---------------- ----------------- ----------------
Aggressive Growth                         $34,830           $31,406          $16,753
---------------------------------- ---------------- ----------------- ----------------
Core Equity                                $8,175           $12,501          $14,959
---------------------------------- ---------------- ----------------- ----------------
Small-Cap Growth                          $11,935           $16,445           $7,179
---------------------------------- ---------------- ----------------- ----------------
Capital Opportunities                      $7,575            $2,787               NA
---------------------------------- ---------------- ----------------- ----------------
Biotech Pharma-Healthcare                  $3,073                NA               NA
---------------------------------- ---------------- ----------------- ----------------
Mid-Cap Value                             $11,870           $11,412           $4,246
---------------------------------- ---------------- ----------------- ----------------
Small-Cap Value                            $8,418            $7,561           $8,902
---------------------------------- ---------------- ----------------- ----------------
Geewax Terker Core Value                   $1,435              $415               NA
---------------------------------- ---------------- ----------------- ----------------
Quaker Fixed Income                        $4,863            $4,968           $3,692
---------------------------------- ---------------- ----------------- ----------------
Quaker Intermediate Municipal              $1,700            $2,850           $2,470
Bond Fund **
---------------------------------- ---------------- ----------------- ----------------
Quaker Small-Cap Trend Fund*                    *                 *                *
---------------------------------- ---------------- ----------------- ----------------

*Not in operation during the period.

**Prior to August 8, 2003, the Intermediate Municipal Bond Fund operated under different investment objectives and strategies and was called the Quaker High Yield Fund. The figures quoted above reflect the activity of the High Yield Fund as of June 30, 2003.

                                 TRANSFER AGENT

Citco Mutual Fund Services, Inc. ("CMFS), 83 General Warren Blvd. Suite 200, Malvern, PA 19355,, serves as the Fund's transfer, dividend paying, and shareholder servicing agent. CMFS, subject to the supervision of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Trust, dated July 1, 2001. CMFS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. For its services to the Trust, the Trust pays CMFS an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of each business day of the month. Each Fund is charged it's pro rata share of such expenses. Prior to July 1, 2001, Declaration Service Company, 555 North Lane, Suite 61610, Conshohocken, PA 19428, served as transfer agent to the Trust.

For the fiscal years ended June 30, 2000, and 2001, the Funds paid aggregate transfer agent fees of $77,840 and

$113,430, respectively to Declaration Service Company. For the fiscal years ended June 30, 2002 and 2003, the Funds paid aggregate transfer agency fees of $726,515 and $818,852 to CMFS. The aggregate transfer agency fees paid to CMFS also include fund accounting and administration fees.

                                 ADMINISTRATION

CMFS also acts as administrator to the Trust pursuant to a written agreement with the Trust. CMFS supervises all aspects of the operations of the Fund except those performed by the Fund's Advisor under the Fund's investment advisory agreements. CMFS is responsible for:

(a)  calculating the Fund's net asset value;
(b) preparing and maintaining the books and accounts specified in Rule 31a-1; and 31a-2 of the Investment Company Act of 1940;
(c) preparing financial statements contained in reports to stockholders of the Fund;
(d)  preparing the Fund's federal and state tax returns;
(e)  preparing reports and filings with the Securities and Exchange Commission;
(f)  preparing filings with state Blue Sky authorities; and
(g)  maintaining the Fund's financial accounts and records.

For its services to the Trust, the Trust pays CMFS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. Each Fund is charged it's pro rata share of such expenses. Prior to July 1, 2001, Declaration Service Company, 555 North Lane, Suite 61610, Conshohocken, PA 19428, served as transfer agent to the Trust.

For the fiscal year ended June 30, 2001, the Trust paid aggregate administration fees of $247,244 to Declaration Service Company. For the fiscal years ended June 30, 2002 and 2003, administrative services provided by CMFS were included in the transfer agency fees paid by the Trust. The Trust paid aggregate fees to CMFS of $726,515 and $818,852 for the fiscal years ended June 30, 2002 and 2003, respectively.

                                   DISTRIBUTOR

Citco Mutual Fund Distributors, Inc., 83 General Warren Blvd. Suite 200, Malvern, PA 19355, ("CMFD"), acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Trust ("Distribution Agreement").

The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.

Prior to July 1, 2001, Declaration Distributors, Inc., 555 North Lane, Suite 61610, Conshohocken, PA 19428, served as principal underwriter to the Trust.

Pursuant to the Distribution Agreement, CMFD facilitates the registration of the Funds' shares under state securities laws and assists in the sale of shares. For providing underwriting services to the Funds, CMFD is paid an annual fixed of $12,000 fee by the Trust. CMFD also retains certain underwriting concessions from the sale of Fund shares. CMFD is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis only against orders therefor.

                             INDEPENDENT ACCOUNTANTS

The firm of Briggs, Bunting & Dougherty, Two Penn Center Plaza, Suite 820 Philadelphia, PA 19102, serves as independent accountants for the Funds, and audits the annual financial statements of the Funds, prepares the Fund's federal and state tax returns, and consults with the Funds on matters of accounting and federal and state income taxation.

                                  FUND COUNSEL

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust.

                                DISTRIBUTION PLAN

As noted in the Prospectus, the Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans") whereby each share class each Class of each Fund may pay to the Distributor, Advisor and others a distribution fee in the amount of (i) 0.25% per annum of the average daily net asset value of Class A shares of each Fund and (ii) 0.75% per annum of the average daily net asset value of each of Class B shares of each Fund, except the Small-Cap Trend Fund and Class C shares of each Fund. The distribution fee is intended to compensate the Distributor, Advisor and others for engaging in activities primarily intended to result in the sale of Fund shares. Each Class of each Fund may also pay a shareholder servicing fee to the Distributor, Advisor and others in the amount of 0.25% of the average annual net asset value of such Class as compensation for servicing or maintaining existing Fund shareholder accounts.

Included below is an estimate by category of the allocation of actual fees paid by the Fund pursuant to the Distribution Plans during the fiscal ended June 30, 2003:

----------------------------- --------------------------------------------------
                              Expenditures for
----------------------------- --------------------------------------------------
                              Class A           Class B          Class C
----------------------------- ----------------- ---------------- ---------------
Underwriter Compensation      $434,879          $157,039         $222,164
----------------------------- ----------------- ---------------- ---------------

                               GENERAL INFORMATION

The Trust is an unincorporated business trust organized under Massachusetts law on October 24, 1990 and operates as an open-end management investment company. The Trust's Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series ("Funds"), each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a Rule 12b-1 plan, or any change in the fundamental investment policy of a series would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When issued for payment as described in the Prospectus and this Additional Statement, shares of each Fund will be fully paid and non-assessable.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

OTHER EXPENSES. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Advisor, or expenses otherwise incurred in connection with the management of the investment of the Funds' assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, Securities and Exchange Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner as it deems fair and equitable.

The Trust does not intend to hold annual shareholder meetings; it may, however, hold special shareholder meetings for purposes such as changing fundamental policies or electing Trustees. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose.

Shareholders of the Trust will vote in the aggregate and not by series (Fund) or class, except as otherwise required by the 1940 Act or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that series. Shares have no subscription, preemptive or conversion rights. Share certificates will not be issued. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Amended and Restated Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

REPORTING TO SHAREHOLDERS. The Trust will send to its shareholders annual and semi-annual reports; the financial statements appearing in annual reports for the Fund will be audited by independent accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to 1288 Valley Forge Road, Suite 88, Valley Forge, PA 19482 or by calling 800-220-8888.

                              FINANCIAL STATEMENTS

The financial statements of the Trust are incorporated herein by reference to the Trust's latest audited annual report, dated June 30, 2003, and unaudited semi-annual report, dated December 31, 2002. The Trust's annual report has been audited by Briggs, Bunting & Dougherty, LLP, independent auditors. You may receive a copy of either report, free of charge, by contacting the Trust.

                                    EXHIBIT A
                                    ---------

                             QUAKER INVESTMENT TRUST
                             -----------------------
                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------

1.      GENERAL

        The Board of Trustees ("Board") of the Quaker Investment Trust ("QIT") have adopted the following policies and procedures (the "Policies and Procedures") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Proxy Voting Rule") with respect to voting proxies relating to portfolio securities held by QIT's investment portfolios ("Funds").

        QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that each Fund's portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

        Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the "Adviser") as a part of the Adviser's general management of the Funds, subject to the Board's continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisors retained to provide investment advisory services to such Fund, if any (each a "Sub-advisor"), subject to the Board's continuing oversight. The Adviser or Sub-advisor, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

        If the Adviser or Sub-advisor to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser's Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.

2. GENERAL PROXY VOTING GUIDELINES

        QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking".

        In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds' assets.

        QIT's general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-advisor to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

--------------
1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Adoption of confidential voting                                                For
Adoption of Anti-greenmail charter of bylaw amendments                         For
Amend bylaws or charters for housekeeping changes                              For
Elect Directors annually                                                       For
Fix the size of the Board                                                      For
Give Board ability to amend bylaws in addition to Shareholders                 For
Lower supermajority Shareholder vote requirements                              For
Ratify Auditors                                                                For
Require Majority of Independent Directors                                      For
Require Shareholder approval of Golden or Tin Parachutes                       For
Restore or Provide Shareholders with rights of appraisal                       For
Restore Shareholder ability to remove directors with our without cause         For
Seek reasonable Audit rotation                                                 For
Shareholders' Right to Act independently of management                         For
Shareholders' Right to Call Special Meeting                                    For
Shareholders' Right to Act by Written Consent                                  For
Stock Repurchase Plans                                                         For
Stock Splits                                                                   For
Submit Poison Pill for Shareholder ratification                                For

Blank Check Preferred Stock                                                    Against
Classified Boards                                                              Against
Dual Classes of Stock                                                          Against
Give Board exclusive authority to amend bylaws                                 Against
Limited Terms for Outside Directors                                            Against
Payment of Greenmail                                                           Against
Provide Management with authority to adjourn an annual or special meeting      Against
Require Director Stock Ownership                                               Against
Restrict or Prohibit Shareholder ability to call special meetings              Against
Supermajority Vote Requirement                                                 Against
Supermajority Provisions                                                       Against

Adopt/Amend Stock Option Plan                                                  Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                       Case-by-Case
Approve Merger/Acquisition                                                     Case-by-Case
Authorize Issuance of Additional Common Stock                                  Case-by-Case
Consider Non-financial Effects of Merger                                       Case-by-Case
Director Indemnification                                                       Case-by-Case
Election of Directors                                                          Case-by-Case
Fair Price Requirements                                                        Case-by-Case
Issuance of authorized Common Stock                                            Case by Case
Limitation of Executive/Director Compensation                                  Case-by-Case
Reincorporation                                                                Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                          Case-by-Case
Spin-Offs                                                                      Case-by-Case
Shareholder proposal to redeem Poison Pill                                     Case-by-Case
Social and Environmental Issues                                                Case-by-Case

        The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

3.      CONFLICTS OF INTEREST

    QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A "conflict of interest" shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT's independence of judgment and action in voting the proxy.

    Since under normal circumstances the Adviser or Sub-advisor will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-advisor responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-advisor may have.

4.       RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS

o At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-advisor with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-advisor shall notify the Board promptly of material changes to any of these documents.

o At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-advisor with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in
         Section 7 hereof). With respect to those proxies that the Adviser or a Sub-advisor has identified as involving a material conflict of interest, the Adviser or Sub-advisor shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Adviser or Sub-advisor or an affiliated person of the Adviser or Sub-advisor has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser's or Sub-advisor's independence of judgment and action in voting the proxy.

o Each quarter, the Chief Executive Officer of QIT shall report to the Board on proxy votes cast in the prior period by the Funds.

5.       REVOCATION OF AUTHORITY TO VOTE

         The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.

6.       DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD

         QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:

            o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT's website, SEC website, and toll free phone number).

            o Disclosure in the Fund's Statement of Additional Information ("SAI") the actual policies used to vote proxies.

            o Disclosure in shareholder reports and in the SAI that information regarding how a Fund's proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

         QIT will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.

         QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.

7.       MAINTENANCE OF PROXY VOTING RECORDS

         QIT's administrator, Adviser, and Sub-advisors will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

8.      REVIEW OF PROXY VOTING POLICIES AND PROCEDURES

        The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-advisors will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:  September 10, 2003

                                    EXHIBIT B
                                    ---------

                               QUAKER FUNDS, INC.
                               ------------------
                       PROXY VOTING POLICY AND PROCEDURES
                       ----------------------------------

1. General

        Quaker Funds, Inc. (the "Adviser") has adopted the following policies and procedures (the "Policies and Procedures") in accordance with Rule 206(4)-6 and Rule 204-2 of the Investment Advisers Act of 1940, as amended (the "Rule") with respect to voting proxies relating to portfolio securities held by Quaker Investment Trust's (the "Company") investment portfolios ("Funds").

        The Adviser recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, the Adviser believes that each Fund's portfolio investment sub-advisor is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.

        Consequently, it is the policy of the Adviser to delegate proxy voting responsibilities to each of the sub-advisors retained by the Adviser to provide investment advisory services to a Fund (each a "Sub-advisor"), subject to the Adviser's and the Company's Board of Trustees continuing oversight. The Sub-advisor to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

        If the Sub-advisor to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule, that sub-advisor will be required to follow the Company's Proxy Voting Policies and Procedures which are attached hereto as Appendix A.

2. Proxy Oversight Committee

        The Adviser has established a Proxy Oversight Committee (the "Committee") to oversee the proxy voting process. The Committee consists of Adviser's Chief Executive Officer, and the Compliance Officer. The Committee is responsible for (i) designing and reviewing from time to time the Policies and Procedures, (ii) reviewing the proxy voting policies and procedures of any Sub-advisor that manages a Fund, and (iii) reviewing and addressing all instances where the Chief Executive Officer identifies material conflicts of interest in the context of voting proxies.

3. General Proxy Voting Guidelines

        The Adviser will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when the Adviser determines, that not voting such proxy may be more in the best interest of a Fund, such as
(i) when the cost of voting such proxy exceeds the expected benefit to a Fund or
(ii) if the Adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking".

        In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds' assets.

        The Adviser's general guidelines as they relate to voting certain common proxy proposals are described below

Adoption of confidential voting                                                For
Adoption of Anti-greenmail charter of bylaw amendments                         For
Amend bylaws or charters for housekeeping changes                              For
Elect Directors annually                                                       For
Fix the size of the Board                                                      For
Give Board ability to amend bylaws in addition to Shareholders                 For
Lower supermajority Shareholder vote requirements                              For
Ratify Auditors                                                                For
Require Majority of Independent Directors                                      For
Require Shareholder approval of Golden or Tin Parachutes                       For
Restore or Provide Shareholders with rights of appraisal                       For
Restore Shareholder ability to remove directors with our without cause         For
Seek reasonable Audit rotation                                                 For
Shareholders' Right to Act independently of management                         For
Shareholders' Right to Call Special Meeting                                    For
Shareholders' Right to Act by Written Consent                                  For
Stock Repurchase Plans                                                         For
Stock Splits                                                                   For
Submit Poison Pill for Shareholder ratification                                For
Blank Check Preferred Stock                                                    Against
Classified Boards                                                              Against
Dual Classes of Stock                                                          Against
Give Board exclusive authority to amend bylaws                                 Against
Limited Terms for Outside Directors                                            Against
Payment of Greenmail                                                           Against
Provide Management with authority to adjourn an annual or special meeting      Against
Require Director Stock Ownership                                               Against
Restrict or Prohibit Shareholder ability to call special meetings              Against
Supermajority Vote Requirement                                                 Against
Supermajority Provisions                                                       Against
Adopt/Amend Stock Option Plan                                                  Case-by-Case
Adopt/Amend Employee Stock Purchase Plan                                       Case-by-Case
Approve Merger/Acquisition                                                     Case-by-Case
Authorize Issuance of Additional Common Stock                                  Case-by-Case
Consider Non-financial Effects of Merger                                       Case-by-Case
Director Indemnification                                                       Case-by-Case
Election of Directors                                                          Case-by-Case
Fair Price Requirements                                                        Case-by-Case
Issuance of authorized Common Stock                                            Case by Case
Limitation of Executive/Director Compensation                                  Case-by-Case
Reincorporation                                                                Case-by-Case
Require Shareholder Approval to Issue Preferred Stock                          Case-by-Case
Spin-Offs                                                                      Case-by-Case
Shareholder proposal to redeem Poison Pill                                     Case-by-Case
Social and Environmental Issues                                                Case-by-Case

        The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.

4. Conflicts of Interest

        The Adviser recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A "conflict of interest" shall be deemed to occur when the Adviser or an affiliated person of the Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser's independence of judgment and action in voting the proxy.

        Since under normal circumstances the Sub-advisor will be responsible for voting proxies related to securities held in a Fund, the Adviser itself will not have a conflict of interest with Fund shareholders in the voting of proxies. The Adviser expects each Sub-advisor responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Sub-advisor may have.

        In the event that a Sub-advisor defers to the Adviser to vote a client proxy, the Chief Executive Officer of the Adviser shall vote such proxy in accordance with these Policies and Procedures. If the Chief Executive Officer determines that the Adviser has a material conflict of interest respecting a proxy vote, then the Chief Executive Officer shall notify the Committee and shall vote the proxy in accordance with the direction received by the Committee.

5. Receipt of Proxy Voting Procedures & Proxy Voting Records

      o At least annually, each Sub-advisor with authority to vote proxies on behalf of any Fund shall present to the Adviser its policies, procedures and other guidelines for voting proxies. In addition, the Sub-advisor shall notify the Adviser promptly of material changes to any of these documents.

      o At least quarterly, each Sub-advisor with authority to vote proxies on behalf of any Fund shall provide to the Adviser a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in
            Section 8 hereof). With respect to those proxies that the Sub-advisor has identified as involving a material conflict of interest, the Sub-advisor shall submit a separate report to the Adviser indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" shall be deemed to occur when the Sub-advisor or an affiliated person of the Sub-advisor has an interest in a matter presented by a proxy to be voted on behalf of a Fund which may compromise the Sub-advisor's independence of judgment and action in voting the proxy.

6.    Revocation of Authority to Vote

        The delegation by the Adviser of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Adviser, in whole or in part, at any time.

7.    Disclosure of Proxy Voting Policies and Procedures and Record

        The Adviser will fully comply with all applicable disclosure obligations under the Rule. The Adviser's Form ADV will include a description of these Policies and Procedures, and upon request, the Adviser will provide to clients a copy of the complete Policies and Procedures. The Adviser will also provide to clients, upon request, information on how their securities were voted.

8.    Maintenance of Proxy Voting Records

        The Adviser will maintain all appropriate records related to the voting of proxies held in a Fund as required by the Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy.

        In addition, the Adviser will maintain (i) these Policies and Procedures, (ii) records of written client requests for voting information, and
(iii) records of written responses from the Adviser to both written and verbal requests.

        Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.

9.      Review of Proxy Voting Policies and Procedures

        The Committee shall review these Policies and Procedures as well as the proxy voting guidelines of the Sub-advisors at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:  September 10, 2003

                        PROXY VOTING POLICY & GUIDELINES
                        --------------------------------
                                       for
                            Geewax, Terker & Company
                            ------------------------

In general, we strive to improve corporate governance to protect and enhance shareholder value, to enhance the accountability of management to shareholders and encourage cooperation between management and shareholders.

                               GENERAL GUIDELINES

We generally vote with management, except cases in which such a vote would be contrary to the enhancement of shareholder value.

        For example, we vote for shareholder proposals asking that a company redeem its poison pill or submit it for shareholder ratification. Poison pills generally take the form of rights or warrants issued to shareholders and are worthless unless they are triggered by a hostile acquisition attempt.

        The triggering event can either transfer shareholder wealth out of the target company or dilute the equity holdings of the potential acquirer's pre-existing shareholders. In the event of an unwanted control contest a poison pill provides the target's board with veto power over takeover bids even if such bids are in the best interests of the target shareholders.

    All poison pills raise questions of shareholder democracy and the sturdiness of the corporate governance process. They amount to actual shifts of voting rights away from shareholders and to management on matters pertaining to the sale of the company. Because poison pills are implemented as warrants or rights offerings, they can be put in place without shareholder voting approval.

        The power of redemption is the crucial issue for shareholders because courts have allowed target company boards great leeway in deciding when a pill must be redeemed, even in the event of bona fide offers.

We vote against all proposals that indicate they could be anti-takeover.

        Some examples include increasing the number of outstanding shares, fair price requirements, supermajority provisions and permitting the board to consider the interests of all stakeholders.

On issues concerning the board of directors, employees and corporate elections, we vote for the election of nominees and approval of independent accountants. We vote against classification of the board, staggered terms and size qualifications. We generally vote with management on proposals concerning stock option and incentive plans unless the proposal indicates a reduction of minimum option price, allocated shares total more than 15% of outstanding shares or gift of stock to non-employee directors.

We vote for shareholder proposals that are directed towards enhancing the accountability of management to shareholders.

        For example, we vote for shareholder resolutions requesting that a company provide for confidential voting procedures. Confidential voting means that all proxies, ballots and voting tabulations that identify individual shareholders are kept confidential. Only the vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are told only of vote totals.

        We favor confidential voting because we share the view that the shareholder franchise is the basic tool of corporate accountability. In order for it to work effectively, shareholders must be able to vote all proxies on the merits of each proposal. Open voting alters the concept of free choice in corporate elections and proxy proposals by providing management the opportunity to influence the vote outcome. Closed voting, on the other hand, eliminates management's ability to pinpoint anti-management votes; management could, however, still contact all its shareholders on a broad basis if it wishes.

We generally vote with management on shareholder proposals that are social, environmental or political in nature. On "social issues" we will vote to uphold the human rights issue, unless economic consideration would suggest otherwise.

        We vote with management on issues in which social, moral or ethical motivations are put ahead of or on par with financial concerns. Generally, the proposals border on operational decisions best left to management. Some examples include proposals related to US corporate presence in South Africa and Northern Ireland, toxic waste, nuclear plants, defense weapons, abortion, infant formula, animal testing, business with communist countries and environmental concerns.

Ratification of mergers and acquisitions are voted on a case by case basis.

----------------------------------------------------------------------------------------------
MGMT - S/H  ISSUE         DESCRIPTION                                                    VOTE*
----------------------------------------------------------------------------------------------
                          BOARD  OF  DIRECTORS
MGMT                      Election of directors.                                             F
S/H                       Annual election of directors.                                      F
MGMT                      Limit liability and indemnify directors.                           F
MGMT                      Classification of board.                                           A
MGMT                      Staggered terms for directors.                                     A
MGMT                      Fix number of directors.                                           A
S/H                       Require minimum number of shares to
                          be owned in order to serve as a director.                          M
S/H                       Require specified number, or increase
                          frequency of meetings for audit committee.                         A
                          Misc. proposals                                                    C

----------
* VOTE :     (F)or  /  (A)gainst  /  with  (M)anagement  /  (C)ase  by  case

                          OUTSTANDING  SHARES
MGMT                      Increase authorized common and/or preferred stock with
                          no indication that such an increase could be anti-takeover.        F
MGMT                      Increase number of shares of common stock
                          which may be issued upon exercise of options granted.              F
MGMT                      Increase authorized common and/or preferred stock
                          indicating that such an increase could be anti-takeover.           A
MGMT                      Increase of authorized common and/or
                          preferred stock exceeds  125%.                                     A
                          Misc. proposals                                                    C

                          STOCK  OPTION  &  INCENTIVE  PLANS
MGMT                      Restricted stock plans to key employees.                           C
MGMT                      Employee stock option plans.                                       C
MGMT                      Long-term incentive plans.                                         C
MGMT                      Increase shares  [not to exceed 15% of outstanding shares].        C
MGMT                      Amendments to stock option and incentive plans.                    C
MGMT                      Stock option plans for non-employee directors.                     C

                          STOCK OPTION & INCENTIVE PLANS, CONTINUED
MGMT                      Stock grant/award  [gift of stock]  to non-employee directors.     A
MGMT                      Reduction of minimum option price.                                 A
                          [less than 85%  of fair market value]
MGMT                      Payments to optionees upon exercise of certain rights.             A
MGMT                      Bonus/Incentive plans when dividend payments have been suspended.  A
MGMT                      Bonus/Incentive plans not based on performance.                    A
                          Misc. proposals                                                    C

                          VOTING ISSUES & ANNUAL MEETINGS
S/H                       Provide for confidential voting procedures.                        F
S/H                       Provide for cumulative voting procedures.                          F
S/H                       Provision specifying quorum for shareholder meetings.              F
MGMT                      Require advance notice of shareholder nominations for directors.   A
MGMT                      Require advance notice of shareholder proposals for
                          annual meeting.                                                    A
MGMT                      Eliminate shareholder action by written consent.                   A
S/H                       Improved shareholder access to proxy.                              M
S/H                       Provide annual notices to shareholders to make proposals.          M
S/H                       Change annual meeting date and/or place.                           M
                          Misc. proposals                                                    C

* VOTE :     (F)or  /  (A)gainst  /  with  (M)anagement  /  (C)ase  by  case

                          MERGERS  &  ACQUISITIONS
MGMT                      Ratification of mergers.                                           C
S/H                       Pre-emptive Rights.                                                F
S/H                       "Opt-out"  of anti-takeover laws.                                  F
S/H                       Redeem or submit Poison Pill to shareholder vote.                  F
MGMT                      Ratify Poison Pill  [Shareholder Rights Plan].                     A
MGMT                      Greenmail.                                                         A
MGMT                      Supermajority.                                                     A
MGMT                      Fair Price Requirement.                                            A
MGMT                      Permit board to consider  "all"  factors including
                          employees, community, creditors, etc., regarding
                          mergers and acquisitions - considered to be anti-takeover.         A
MGMT                      Golden Parachute Awards.                                           A
                          [Compensation paid to directors, officers and
                          employees contingent upon merger or acquisition]
                          Misc. proposals                                                    C

                          SOCIAL  &  ENVIRONMENTAL  ISSUES
S/H                       Withdrawal from or terminate economic relations with South Africa. M
S/H                       Withdrawal from or terminate economic relations
                          with South Africa pertaining to Endowment accounts.                F
S/H                       Implement  "MacBride Principles" -
                          non-discrimination in Northern Ireland.                            M
S/H                       Non-discrimination in Northern Ireland if non-economic.            F
S/H                       Provide aid to former USSR.                                        M
S/H                       Implement  "Slepak Principles" -
                          non-discrimination, etc. in former USSR.                           M
S/H                       Conduct in-depth review and report to shareholders on business
                          operations in South Africa, Northern Ireland and/or former USSR.   M
S/H                       Submit report to shareholders on environmental objectives
                          regarding nuclear power, toxic waste, pollution, etc., and/or objectives regarding tobacco, space weapons, affirmative action,
                          factory farming, alternatives to animal testing, etc.              M
S/H                       Adopt and/or become a signatory to the "Ceres Principles".         M
S/H                       Seek alternatives to animal testing.                               M
S/H                       Limit and/or prohibit certain charitable contributions.            M
S/H                       Review promotional practices.                                      M
                          Misc. proposals                                                    C

                          ECONOMIC & POLITICAL ISSUES
MGMT                      Economic Conversion.                                               A
MGMT                      Political Action Committees.                                       A
S/H                       Restrict political activities of company regarding candidates.     A
S/H                       Disclosure of prior government service of officers and directors.  A
S/H                       Review and report to shareholders criteria for accepting
                          military contracts, dependency on military contracts and/or
                          ability to convert to civilian production.                         M
                          Misc. proposals                                                    C

                          MISC.  COMPANY  ISSUES
MGMT                      Approval of independent accountants/auditors.                      F
MGMT                      Recapitalization.                                                  F
MGMT                      Change name of company.                                            F
MGMT                      Disclosure of compensation and/or salaries of officers and
                          directors.                                                         A
MGMT                      Allow shareholder approval of independent accountants/auditors.    M
MGMT                      Permit incorporation in a certain state.                           M
S/H                       Reincorporate out of a certain state  [e.g. due to
                          anti-takeover laws].                                               F
                          Misc. proposals C

---------
* VOTE :     (F)or  /  (A)gainst  /  with  (M)anagement  /  (C)ase  by  case

--------------------------------------------------------------------------------
                            Knott Capital Management
                              Proxy Voting Summary
--------------------------------------------------------------------------------

Knott Capital Management ("KCM") takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

A Proxy Committee, including executive, investment, and compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures periodically and makes such changes as it believes are necessary.

We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.

To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.

We maintain proxy voting records for all accounts and make these records available to clients at their request.

--------------------------------------------------------------------------------
I       External Auditor
--------------------------------------------------------------------------------

                                (1) A. Auditors

Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

--------------------------------------------------------------------------------
II      Board of Directors
--------------------------------------------------------------------------------

A.    Director Nominees

      Votes on director nominees are evaluated based on the following criteria (and any others that may be deemed relevant to KCM):

            o Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

            o     Executive Compensation

            o     Director Compensation

            o     Corporate Governance Provisions and Takeover Activity


            o     Criminal Activity

            o     Investment in the Company

            o     Interlocking Directorships

            o     Inside, Outside, and Independent Directors Board Composition

            o     Number of Other Board Seats

            o     Any problems or issues that arose on Other Board assignments

            o     Support of majority-supported shareholder proposals.

            o     Number of Other Board Seats

            o     Any problems or issues that arose on Other Board assignments

            o     Support of majority-supported shareholder proposals.

B.    Director Indemnification and Liability Protection

      1.    Proposals  concerning  director  and  officer   indemnification  and
            liability   protection  are  normally   voted  in  accordance   with
            Xxxproposal.

      2. Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

      3. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

      4. Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

C.    Director Duties and Stakeholder Laws

      Vote against management or shareholder proposals to allow the board of directors to consider the interests of "stakeholders" or "non-shareholder constituents," unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.    Director Nominations

      Vote for shareholder proposals asking that management allow large shareholders equal access to management's proxy to discuss and evaluate management's director nominees, and/or to nominate and discuss shareholder nominees to the board.

E.    Inside Versus Independent Directors

      1. Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with xxx

      2. Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

F.    Stock Ownership Requirements

      Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.    Term of Office

      Vote against proposals to limit the tenure of outside directors.

--------------------------------------------------------------------------------
III     Proxy Contests and Corporate Defenses
--------------------------------------------------------------------------------

A.    Proxy Contests for Board Seats

      All votes in a contested election of directors are normally voted in accordance with xxx analysis

B.    Classified Boards

      1.    Vote against proposals to classify the board.

      2. Vote for proposals to repeal a classified board, and to elect all directors annually.

C.    Cumulative Voting

      1. Vote for proposals to permit cumulative voting in the election of directors.

      2. Vote against proposals to eliminate cumulative voting in the election of directors.

D.    Director Nominations

      Vote against management proposals to limit shareholders' ability to nominate directors.

E.    Shareholders' Right to Call Special Meetings

      1.    Vote   against   management   proposals   to  restrict  or  prohibit
            shareholders' ability to call special meetings.

      2. Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.

F.    Shareholder Action by Written Consent

      1.    Vote   against   management   proposals   to  restrict  or  prohibit
            shareholders' ability to take action by written consent.

      2. Vote for shareholder proposals to allow or make easier shareholder action by written consent.

G.    Size of the Board

      1.    Vote for proposals that seek to fix the size of the Board.

      2. Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.

H.    Shareholders' Ability to Remove Directors

      1. Vote against proposals that state directors may be removed only for cause.

      2.    Vote  for  proposals  to  restore   shareholder  ability  to  remove
            directors with or without cause.

      3. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      3. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

--------------------------------------------------------------------------------
IV      Tender  Offers and Corporate Defenses
--------------------------------------------------------------------------------

A.    Fair Price Provisions

      1. Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

      2. Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

B.    Greenmail

      1.    Vote  for  proposals  to  adopt  anti-greenmail   charter  or  bylaw
            amendments or otherwise restrict a company's ability to make greenmail payments.

      2. Vote in accordance with xxx on each individual proposal regarding anti- greenmail proposals when they are bundled with other charter or bylaw amendments.

      3. Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.

C.    Poison Pills

      1. Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

      2. Shareholder proposals to redeem a company's poison pill are normally voted in accordance with xxx.

      3. Management proposals to ratify a poison pill are normally voted in accordance with xxx on each individual proposal.

D.    Stakeholder Provisions

      Vote  against   management   proposals  allowing  the  board  to  consider
      stakeholders' (outside constituencies') interests when faced with a tender offer.

E.    Super-majority Vote Requirement to Approve Mergers

      1.    Vote  for  shareholder   proposals  to  lower   super-majority  vote
            requirements for mergers and other business combinations.

      2. Vote against management proposals to require a super-majority shareholders' vote to approve mergers and other significant business combinations.

F.    Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

      1.    Vote  for  shareholder   proposals  to  lower   super-majority  vote
            requirements to amend any bylaw or charter provision.

      2. Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.

G.    Unequal Voting Rights

      Vote against proposals for dual class exchange offers and dual class recapitalizations.

H.    Existing Dual Class Companies

      1. Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

      2. Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.

I.    White Squire Placements

      Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).

--------------------------------------------------------------------------------
V       Miscellaneous Corporate Governance Provisions
--------------------------------------------------------------------------------

A.    Abstention Votes

      Vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting, unless that consideration is required by state law.

B.    Annual Meetings

      1. Vote for management proposals asking for authority to vote at the meeting for "other matters" not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

      2. Vote against shareholder proposals to rotate the time or place of annual meetings.

D.    Confidential Voting and Independent Tabulation and Inspections

      Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.    Equal Access

      Vote for shareholder proposals to allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.

E.    Bundled Proposals

      Bundled or "conditioned" proxy proposals are normally voted in accordance with ISS analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.    Shareholder Advisory Committee

      1. Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Xxx proposal.

      2. Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Xxx proposal.

G.    Disclosure Proposals

      Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Xxx proposal.

H.    Conflict of Interest

      When facing conflicts between our interests and the interests of our clients, KCMwill always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, KCMmust exercise caution to ensure our clients' interests are not compromised.

      We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:

      (i) identify any situation where we do not intend to vote in accordance with our normal policy on any issue;

      (ii) determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

      (iii) review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

      (iv) Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

      (v) pursuant to the request of the Board of Trustees of the Penn Street Fund, KCM will report to the Board any conflict of interest matter and how the Committee resolved it.

      The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.

--------------------------------------------------------------------------------
VI      Capital Structure
--------------------------------------------------------------------------------

A.    Common Stock Authorization

      1. Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with Xxxproposal.

      2.    Proposals   to  increase  the  number  of  shares  of  common  stock
            authorized  for  issue  are  normally   voted  in  accordance   with
            Xxxproposal.

      Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

B.    Stock Distributions: Splits and Dividends

      Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.    Reverse Stock Splits

      Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.    Blank Check Preferred Stock

      1. Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

      2. Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Xxxproposal.

      3. Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

      4. Vote for proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

E.    Adjustments to Par Value of Common Stock

      Vote for management proposals to reduce the par value of common stock.

F.    Preemptive Rights

      Proposals to provide shareholders with preemptive rights are normally voted in accordance with Xxxproposal.

G.    Debt Restructuring

      Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Xxxproposal.

H.    Share Repurchase Programs

      Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

--------------------------------------------------------------------------------
VII Executive Compensation/Employee Consideration
--------------------------------------------------------------------------------

A.    Incentive Plans

      All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with
      Xxxproposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by ISS or Knott Capital):

            o     Necessity

            o     Reasonableness Test

            o     Participation

            o     Dilution

            o     Shares Available

            o     Exercise and Payment Terms

            o     Change-in-Control Provisions

            o     Types of Awards

            o     Company specific dilution cap calculated

            o Present Value of all incentives, derivative awards, cash/bonus compensation

            o Shareholder wealth transfer (dollar amount of shareholders' equity paid it's executives)

            o     Voting  power  dilution  -  Potential   percent  reduction  in
                  relative voting power

            o     Criteria for awarding grants

            o     Process for determining pay levels

B.    Shareholder Proposals to Limit Executive and Director Compensation

      1. Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.

      2.    All other  shareholder  proposals  that seek to limit  executive and
            director   compensation   are  normally  voted  in  accordance  with
            Xxxproposal.

C.    Golden Parachutes

      1. Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

      2. Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Xxxproposal.

D.    Employee Stock Ownership Plans (ESOP)

      1. Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

      2. Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Xxxproposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):

                      o      Reasonableness Test

                      o      Participation

                      o      Administration

                      o      Shares Available

                      o      Exercise and Payment Terms

                      o      Change-in-Control Provisions

                      o      Types of Awards

                      o      Dilution

E.    401(k) Employee Benefit Plans

      Vote for proposals to implement a 401(k) savings plan for employees.

F.    Discounted Options/Restricted Stock

      Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Xxxproposal.)

G.    Pension Fund Credits

      Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.

--------------------------------------------------------------------------------
VIII    State of Incorporation
--------------------------------------------------------------------------------

A.    Re-Incorporation Proposals

      Proposals to change a corporation's state of incorporation are normally voted in accordance with Xxxproposal.

B.    State Takeover Statutes

      Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Xxxproposal.

C.    State Fair Price Provisions

      Proposals to opt out of S.F.P's are normally voted in accordance with Xxxproposal.

D.    Stakeholder Laws

      Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.    Disgorgement Provisions

      Proposals to opt out of disgorgement provisions are normally voted in accordance with Xxxproposal.

--------------------------------------------------------------------------------
IX      Mergers and Corporate Restructurings
--------------------------------------------------------------------------------

A.    Mergers and Acquisitions

      Votes on mergers and  acquisitions  are normally voted in accordance  with
      Xxxproposal.   The  voting  decision  depends  on  a  number  of  factors, including:

            o     Anticipated financial and operating benefits

            o     Offer price (cost vs. premium)

            o     Prospects of the combined companies

            o     How the deal was negotiated

            o     Changes  in   corporate   governance   and  their   impact  on
                  shareholder rights

            o     Other pertinent factors discussed below.

B.    Corporate Restructurings

      Votes   on   corporate   restructuring   proposals,   including   minority
      squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Xxxproposal.

C.    Spin-Offs

      Votes on spin-offs are normally voted in accordance with Xxxproposal, considering

            o     The tax and regulatory advantages

            o     Planned use of the sale proceeds

            o     Market focus

            o     Managerial incentives.

D.    Asset Sales

      Votes on asset sales are normally voted in accordance with Xxxproposal, considering

            o     The impact on the balance sheet/working capital

            o     The value received for the asset

            o     The potential elimination of diseconomies.

E.    Liquidations

      Votes on liquidations normally voted in accordance with Xxxproposal, after reviewing

            o     Management's efforts to pursue other alternatives

            o     The appraisal value of the assets

            o     The compensation plan for executives managing the liquidation.

F.    Rights of Appraisal

      Vote  for  shareholder   proposals  to  provide  rights  of  appraisal  to
      dissenting shareholders.

G.    Changing Corporate Name

      Vote for changing the corporate name.

--------------------------------------------------------------------------------
X       Social Issues Proposals
--------------------------------------------------------------------------------

A.    Social Issues Proposals

      Vote to abstain on social issue proposals, unless the proposal is likely to affect shareholder value. If so, the issue is normally voted in accordance with Xxxproposal, which is based on expected effect on shareholder value, and then voted accordingly.

      Generally, vote for disclosure reports that seek additional information.

--------------------------------------------------------------------------------
XI      Proxies Not Voted
--------------------------------------------------------------------------------

A.    Shares Out on Loan

      Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B.    Share-Blocking

      Proxies are not voted for countries with "share-blocking", generally, voting would restrict ability to sell shares. A list of countries with "share-blocking" is available upon request.

C.    Other

      There may be circumstances, such as costs or other factors, where KCM would in its reasonable discretion refrain from voting proxy shares.

                             PROXY POLICY STATEMENT
                             ----------------------

                    Schneider Capital Management Corporation
                    ----------------------------------------

INTRODUCTION

STATEMENT OF POLICY

Schneider Capital Management Corporation (SCM) views the fiduciary act of managing plan assets to include the voting of proxies appurtenant to shares held in the plan. As a rule, SCM strives to ensure that all proxies are received from the custodian in a timely manner and then exercises its right to vote all proxies. In keeping with the ERISA definition of fiduciary responsibility and the Department of Labor directives, all proxy voting decisions are made "solely in the best interest of the client's plan participants and beneficiaries." This document represents what the firm believes to be important elements of sound corporate governance and social responsibility. In our opinion, good corporate governance should maintain an appropriate balance between the rights of shareholders (the owners of the corporation) and the needs of management to direct the corporation's affairs devoid of distracting short-term pressures. As a responsible long term investment manager, SCM acknowledges its responsibility to strive for improved corporate governance and performance discipline. SCM offers this policy as a basis for dialogue with the objective of improving corporate governance and social practices. This statement identifies SCM's voting guidelines on numerous proxy issues. These guidelines are not an exhaustive list of every issue that may arise. Proxy issues that are not described herein will be considered in light of the relevant facts and circumstances.

CRITERIA AND STANDARDS

Each proxy issue is reviewed on its own merits, on a case-by-case basis. Every proxy voting decision, whether on Corporate Governance or Social Issues, is made with the exclusive purpose of maximizing the economic value of the client's investment. SCM gives special consideration to "out of the ordinary" matters and may vote against management on specific issues which are deemed to impair shareholder rights or value. Furthermore, SCM would oppose any proposal which would entrench or protect management interest contrary to the financial interests of the stockholder.

PROXY ADMINISTRATION

The portfolio manager and compliance officer are primarily responsible for monitoring corporate actions, making voting decisions and ensuring that proxies are submitted timely, consistent with this policy. SCM may form special committees, from time to time, to address unusual proxy voting issues or conflicts.

CONFLICTS OF INTEREST

All conflicts of interest will be resolved in the interest of the clients. Occasionally, SCM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where SCM perceives a material conflict of interest, SCM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; abstain from voting; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, SCM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, SCM will vote the proxy in accordance with this policy. The method selected by SCM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirements of applicable law. I.

1.    CORPORATE GOVERNANCE:

      A.    BOARD OF DIRECTORS:

      A company's board of directors represents the focal point of corporate governance. The board is a group of elected individuals which oversees the operation and direction of the company on behalf of its owners. The principal responsibility of the board is to further the long term success of the corporation while remaining true to its fiduciary responsibility to the shareholders. SCM supports the primary authority of the board; however, at the same time, the firm believes that directors must remain accountable to the shareholders. Consequently, SCM's guidelines are as follows:

            1. Election of Directors: While SCM normally votes for the board's nominees, the firm may decline to vote for unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. Likewise, SCM may vote for alternative candidates when its analysis indicates that these candidates will better represent shareholder interests.

            2. Independent Directors: In SCM's opinion, the ideal board should be comprised primarily of independent (non-management) directors who are both willing and qualified to serve in such capacity. In this context, independence means no present or former employment by the company or its management which could interfere with the director's loyalty to the shareholders.

            3.    Cumulative   Voting:   This  voting  procedure  entitles  each
                  stockholder to as many votes as shall equal the number of shares owned multiplied by the number of directors to be elected. Such votes may all be cast for a single candidate or for any two or more as the stockholder sees fit. SCM believes this method is an important democratic means of electing directors and allows shareholders to obtain representation on the board by significant vote. Consequently, SCM generally supports the practice of cumulative voting.

            4. Classified Board: A classified board is a staggered board arrangement in which each director is elected for an established term of two, three, or four years, depending on the number of classes established. Only those directors in the class up for election can be approved or rejected by shareholders in any given year. In SCM's opinion, a classified board serves to entrench management and limit shareholders' ability to effect favorable change. Consequently, SCM generally opposes classified boards.

            5. Director Liability and Indemnification: A proper director liability policy should balance the need to hold directors accountable for improper actions with the need to attract competent and diligent individuals for board positions. The Corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors and eliminate the directors' liability for ordinary negligence. However, directors should be held liable to the corporation for violations of their fiduciary duty involving gross negligence. Similarly, proposals that indemnify directors who have committed fraud or dereliction of duty would be opposed.

            6. Director Compensation: Normally, the remuneration of Directors is considered a routine item of business. Therefore, it is not usually submitted for a shareholder vote. However, non-employee director compensation has become a shareholder issue recently. Generally, SCM would prefer to see more of the directors' compensation based upon shareholder returns as measured by stock price appreciation or some other meaningful performance measure. Furthermore, SCM encourages corporations to phase out pension or retirement plans for their non-employee directors. Most non-employee directors have retirement benefits from their primary employer; however, SCM recognizes that a blanket vote to eliminate all such retirement plans could negatively impact a company's access to potentially valuable directors. Consequently, SCM will not vote in favor of unilaterally eliminating retirement benefits.

            7. General: SCM recognizes the responsibilities of the board to organize its function and conduct its business in an efficient manner. Therefore, barring unusual circumstances, SCM would favor management proposals related to board size and oppose shareholder resolutions calling for the separation of the CEO and Chairman positions, establishing age limits for directors, special interest representation, the formation of shareholder advisory committees, or term limits for directors. SCM is also against restricting the date or location of the annual meeting.

      B. CAPITALIZATION ISSUES: Capitalization related proposals pertain to the creation, repurchase, or reclassification of securities. SCM may support the authorization of additional stock if management provides a satisfactory explanation of its plans for the stock; however, SCM will oppose large unexplained increases in common stock. SCM will also oppose the issuance of "blank check" preferred or convertible stock which could potentially be used as a takeover deterrent or dilute/jeopardize the clients' common stock ownership.

            1. Increase Authorized Common Stock: SCM considers a proposal to increase the number of authorized but unissued shares of common stock on case-by-case basis. SCM takes into account the size of the requested increase, its stated purpose, and how much authorized but unissued common stock remains. The firm generally supports a stock split or a reasonable replenishment after a stock split. Likewise, SCM may approve an increase to support a shareholder value enhancing acquisition, to provide the necessary flexibility to maintain an optimal capital structure, or to fund stock option and stock purchase plans. Requests to significantly increase the number of authorized shares (those resulting in greater than 10% dilution) without a stated reason or demonstrated need would be opposed. Similarly, SCM would oppose an increase when additional shares are to be used for anti-takeover measures.

            2. Authorize Blank Check Preferred Stock: This proposal would grant authority to the board to create and issue a new class of preferred stock with unspecified terms and conditions. "Blank check" preferred stock could be granted special voting rights and be used to entrench management or deter takeover attempts. SCM generally opposes proposals to vest the board with such power.

            3. Authorize Convertible Stock: SCM would review the rationale on a case-by-case basis taking into account the company's current capitalization structure, the stated purpose for the security and the potential dilution effect this security would have on existing common shareholders upon conversion. SCM would oppose any request which is "blank check" in nature, where the company's rationale is unclear, and where the request appears to blunt possible takeover attempts.


      C. SHAREHOLDERS RIGHTS AND PROXY VOTING: The proxy vote is the key mechanism by which shareholders render their opinion in corporate governance. In exercising its votes, SCM believes:

            1. Confidential Voting should be adopted by all corporations on all matters brought before the shareholders. Such provisions would protect the importance of the proxy vote and eliminate the appearance of any impropriety.

            2. Multiple Classes of Common Stock with disparate voting rights should not exist. Rather, the board should adhere to the principle of one share-one vote.

            3. Super-majority rules or requirements which interfere with the shareholder's right to elect directors and ratify corporate actions should be opposed.

            4. Changes in Corporation's Domicile should only be proposed for valid business reasons, not to obtain protection against unfriendly takeovers.

            5. Change of Control occurs when a third party becomes, or obtains the right to become, the beneficial owner of Company securities having 50% or more of the combined voting power of the then outstanding securities of the company. Change of Control also would occur when the directors prior to a given event cease to constitute a majority of the Board as a result of the event.

            6. Fair Price Provisions and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher than market prices are generally supported.

            7. Pre-emptive Rights allow shareholders the option to buy part of any new issue prior to its public offering. This provision allows existing shareholders to maintain their original ownership percentage. However, pre-emptive rights often raise the cost of capital by increasing both the time and expense of issuing new shares. Therefore, pre-emptive rights should generally be eliminated, except where SCM's analysis concludes such rights have value to the shareholders.

            8. "Anti-Takeover" measures should be submitted for shareholder approval. SCM is generally against such measures.

            9. Bundled Proposals: Occasionally management will attempt to tie a non-routine issue to one that is routine, attempting to pass both items in the form of a bundled proposal. Disparate issues should not be combined and presented for a single vote. Such proposals are generally not well received and must be carefully reviewed on a case-by-case basis.

            10. Special Meetings of the Board of Directors, on such issues as takeovers and changes in the make-up of the Board, by its shareholders is permitted at most companies. Schneider Capital Management is generally against limitations on the calling of Special Meetings.


      D. EXECUTIVE COMPENSATION: The board and its compensation committee should set executive compensation levels adequate to attract and retain qualified executives. These managers should be rewarded in direct relationship to the contribution they make in maximizing shareholder value. SCM readily admits it is not qualified to thoroughly evaluate the specific issues of executive compensation for each of its portfolio holdings; however the firm does evaluate the reasonableness of compensation policies, criteria and formulas. Likewise, SCM decides what constitutes adequate disclosure of executive compensation. SCM generally supports sound "pay for performance" plans which ensure equitable treatment of both corporate management and shareholders. Compensation should include both salary and performance components. The salary should have a defined relationship to salaries in an industry peer group. Similarly, performance measures should relate to key industry success measurements and be judged over adequate time periods.

            1. Incentive Plans should be set forth annually in the proxy statement. The criteria used to evaluate the performance of senior executives should be clearly stated. Terms of the awards, such as type, coverage and option price should be specified. Excess discretion will not be approved. SCM generally supports management if the company defines their performance goals. However, SCM opposes incentive plans where no specific goals are defined. Without specific performance goals, there is no assurance that awards will be paid based upon realistic performance criteria. SCM also votes against plans where performance hurdles are, in its opinion, set too low. Total potential dilution from existing and proposed compensation plans should not exceed 10% over the duration of the plan(s). Finally, SCM generally opposes plans which grant reload options (favorable repricing of options) or where options become immediately exercisable following a change of control defined as anything less than 50%.

            2. Stock/Stock Option Plans: SCM generally votes against a plan if the exercise price is unspecified or below 90% of the fair market value on the date of the grant.

            3. Golden Parachutes should always be put to shareholder vote because they often exceed ordinary compensation practices. We are generally against Golden Parachutes.

      E. ROUTINE CORPORATE ISSUES: Proposals in this category, which have been seen repeatedly on an historical basis, are usually non-controversial. Generally, these issues revolve around items that are related to the normal operating procedures of the company. SCM, however, votes against a management proposal to "approve any other business that properly comes before the meeting." As a fiduciary, SCM opposes any attempt by management to get a blanket approval without full disclosure. Conversely, each of the proposals listed below are generally supported, unless compelling reasons exist to question why it is not in the best interest of shareholders.

            1.    Appointment of Auditors

            2.    Corporate Name and/or Ticker Change

            3.    Approval of Articles of Incorporation

            4.    Changes to the Articles of Incorporation

            5.    Changes in the Date, Time and/or Location of Annual Meeting

            6.    Stock Splits

            7.    Acceptance of Director's Report

            8.    Approval of Corporate Dividend

II. SOCIAL RESPONSIBILITY ISSUES: Schneider Capital Management acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should SCM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

DOCUMENTATION OF VOTING DECISIONS

Schneider Capital Management maintains accurate records of each corporate proxy received and voted along with documentation of the proxy voting decisions on each issue. The records will be retained for such period of time as is required to comply with applicable laws and regulations.

REPORTING

 In order to facilitate a client's monitoring of proxy decisions made and actions taken by Schneider Capital Management, a report summarizing each corporate issue and corresponding proxy vote is available to clients upon request.

                            SECTORAL ASSET MANAGEMENT
                      PROXY VOTING POLICIES AND PROCEDURES

I. Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires an adviser with voting responsibilities for its client's securities to comply with the following responsibilities:

1.    Policies must be in writing;

2. Policies must describe how the adviser addresses material conflicts between its interests and the interests of the clients with respect to proxy voting;

3. Policies must describe how the adviser resolves those conflicts in the interest of clients;

4. An adviser must disclose to clients how they can obtain information from the adviser on how the adviser voted their proxies; however, a client is only entitled to know how the adviser voted that client's proxies and not those of other clients;

5. An adviser must describe its proxy voting procedures to clients and furnish clients a copy of the voting procedures upon request; and

6. An adviser must keep the following records for five years, the first two years in an appropriate office of the adviser:

      a.    Copies of its proxy voting policies and procedures;

      b.    Copies of each proxy statement received;

      c.    Records of votes cast;

      d.    Records of all communications received whether oral or written;

      e.    Internal   documents  created  that  were  material  to  the  voting
            decision; and

      f. A record of each client request for proxy voting records (including the date of the request, the name of the

      g.    client and date of the response) and the advisers response.

7. An adviser must take steps that are reasonable under the circumstances to verify that it has actually received all the proxies for which it has voting authority;

8. In voting proxies, an adviser must act prudently and solely in the interest of clients.


II. Proxy Voting Authority

Unless otherwise specifically directed by a client in writing, we are responsible for the voting of all proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

1.    Statements of policies and procedures

      h. Policy Statement. The Advisers Act requires us, at all times, to act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

            We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects the basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations.

            i.    Conflicts of Interest.

            We have established the following policies to prevent the occurrence of a conflict of interest:

            1. We do not manage any pension plan of companies in which we invest.

            2. Neither we nor our affiliates offer any other services than investment advisory.

            3. Our officers do not participate on the board of any company in which we could invest (i.e., in the healthcare or biotechnology industry). Insofar as one of our external directors is a member of a board of a company in our universe, we will not invest in that company.

            4. We offer the option to our clients to vote or not their proxies.

            5. As described below we have delegated at our expense voting of proxies to a third party.

            6. If a client wishes to intervene in the proxy voting process, they are free to do so.

      Although we believe the above measures will largely prevent the occurrence of material conflicts of interest, we acknowledge that other conflicts of interest may arise from time to time and we take additional measures to address those conflicts. Specifically, we review proxies to assess the extent, if any, to which there may be a material conflict between the interests of our clients and our interests (including those of our affiliates, directors, officers, employees and other similar persons) (referred to hereafter as a "potential conflict"). We perform this assessment on a proposal-by-proposal basis. A potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, we shall promptly report the matter to Jerome Pfund (the "Compliance Officer"). The Compliance Officer shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Compliance Officer may determine that we resolve a potential conflict in any of the following manners:

            1. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines, provided that such pre-determined policy involves little discretion on our part;

            2. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

            3. We may engage an independent third-party to determine how the proxy should be voted; or

            4. We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

      a.    Limitations on Our Responsibilities.

            1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

            2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision will take into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

            3.    Special Client Considerations.

                      Client   Guidelines.   We  vote  a  client's   proxies  in
                          accordance with the client's investment guidelines.

                      Mutual Funds.  We vote proxies of our mutual fund clients, if any, subject to the funds' applicable investment restrictions.

                      ERISA Accounts.  We vote proxies of our ERISA clients,  if any, in accordance with our duty of loyalty and prudence, in compliance with the plan documents, as well as our duty to avoid prohibited transactions.

            4.    Shareblocking.   Shareblocking  occurs  when  certain  foreign
                  countries "freeze" company shares from trading at the custodian/sub-custodian level in order to vote proxies relating to those shares. In markets where shareblocking occurs, the custodian or sub-custodian of the client's account automatically freezes shares prior to a shareholder meeting until a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. Depending upon market practice and regulations, shares can sometimes be unblocked, allowing the trade to settle but negating the proxy vote. Our policy is generally to vote all shares in shareblocking countries unless, in our experience, trade settlement would be unduly restricted.

            5. Securities on Loan. Generally, voting rights pass with the securities on loan; however, lending agreements may give the lender the right to terminate the loan and recall loaned securities provided sufficient notice is provided to the client's custodian bank in advance of the voting deadline. To the extent a client loans securities consistent with its guidelines, we are not required to vote securities on loan unless we have knowledge of a material voting event that could affect the value of the loaned securities. In this event, we may, in our sole discretion, instruct the custodian to call back the loaned securities in order to cast a vote at the upcoming shareholder meeting.

            6. Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow any such written direction for proxies after our receipt of such written direction.

      b. Disclosure. A client for whom we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their portfolio manager to make such a request.

      c. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their portfolio manager.

      d. Delegation. As described in Item 5 below, we have delegated certain of our responsibilities under these Proxy Voting Policies and Procedures to a third party, Institutional Shareholder Services ("ISS"), but we have retained final authority and fiduciary responsibility for proxy voting and we will monitor ISS's compliance with these Proxy Voting Policies and Procedures.

III. Administration of Policies and Procedures

1. Compliance Officer. The Compliance Officer is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Compliance Officer also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Compliance Officer sets voting guidelines and serves as a resource for our portfolio management, he does not have proxy voting authority for any fund. The ultimate responsibility for proxy voting stays with the Chief Investment Officer.

2. Investment Support Group. The Investment Support Group ("Investment Support Group") of ISS is responsible for administering the proxy voting process as set forth in the Policies and Procedures. ISS shall be responsible for analyzing, voting and keeping records of all proxy ballots on our behalf under the contact entered into between Fairvest and Sectoral Asset Management on July 3, 2003. ISS shall vote in accordance with the guidelines agreed upon between ISS and us.

      3. Proxy Administrator. The Investment Support Group of ISS will assign a Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

IV. How Proxies are Reviewed, Processed and Voted

In order to facilitate the proxy voting process, we have retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While we rely upon ISS research in establishing our proxy voting guidelines, and many of our guidelines are consistent with ISS positions, we may deviate from ISS recommendations on general policy issues or specific proxy proposals. A summary of the proxy voting guidelines, prepared by ISS and agreed upon by us, is available to our clients on request.

1. Vote Execution and Monitoring of Voting Process. Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's ProxyMaster system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to us indicating that the votes were successfully transmitted. On a daily basis, the Proxy Administrator queries the ProxyMaster system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Fund has not yet been recorded in the computer system. The custodians of the clients who have delegated the proxy voting authority to us shall forward all ballots to ISS. To ensure that the custodians forward all ballots to ISS, we shall send a holdings report to ISS at the end of every month. ISS shall analyze each matter coming up for shareholder vote and shall decide and vote on the same. We can view this decision via an electronic link to ISS. If a portfolio manager wishes to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile. ISS shall also keep a record of all proxies voted on our behalf.

2. Monitoring and Resolving Conflicts of Interest. We are also responsible for monitoring and resolving possible material conflicts between our interests and those of our clients with respect to proxy voting. Application of our guidelines to vote clients proxies should in most instances adequately address any possible conflicts of interest since our voting guidelines are pre-determined by us using recommendations from ISS, an independent third party. However, for proxy votes inconsistent with our guidelines, together with the Proxy Administrator, we will review all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. We also assesses whether any business or other relationships between us and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Compliance Officer for immediate resolution.

V. Reporting and Record Retention

Vote Summary Reports will be generated for each client that requests us to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

The Adviser retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document material to a proxy voting decision such as our voting guidelines, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                          D.G. Capital Management, Inc.
                          -----------------------------

                      Proxy Voting Policies and Procedures
                      ------------------------------------

I. INTRODUCTION

Unless  otherwise   specifically  directed  by  a  client  in  writing,  we  are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.

II. STATEMENTS OF POLICIES AND PROCEDURES

      A. Policy Statement. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

            We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management's recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking onto account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management's recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

      B. Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:

            3. If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined guidelines; provided that such pre-determined policy involves little discretion on our part;

            4. We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

            5. We may engage an independent third-party to determine how the proxy should be voted; or

            6. We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

      We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

      C.    Limitations on Our Responsibilities

            1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

            2. Unjustifiable Costs. We may abstain from voting a client proxy of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

            3.    Special Client Considerations.

                  a)    Mutual Funds. We vote proxies of our mutual fund clients
                        subject    to   the   funds'    applicable    investment
                        restrictions.

                  b) ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

            4. Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

      D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

      E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

      F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

      H. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.

III.    PROXY GUIDELINES

        The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.
Accordingly, we generally vote proxies in accordance with management's recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.

      A.    Annual Election of Directors

      D.G. Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:

      o Election of directors based upon classes or staggered terms tends to entrench present management;

      o     Staggered   terms  for  directors  tend  to  make  the  company  and
            management less responsible to shareholder interest; and

      o Staggered terms might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholder's investment.

      B.    Board of Directors

      D.G. Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:

      o Independence is necessary for the effective functioning of the board and its committees. D.G. Capital is in favor of directors being compensated reasonably for performance in cash or equity. D.G. Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

      o     Helps  to  ensure  that  a  director's   interest  is  aligned  with
            shareholders and may increase  sensitivity to shareholder  concerns;
            and

      o Pension and benefit programs may compromise the independence of directors.

      C.    Confidential Voting

      D.G. Capital supports a system of confidential voting for the following reasons:

      o     Ensures confidentiality;

      o     Promotes corporate  democracy and the integrity of the proxy system;
            and

      o     Avoids potential for coercion or improper influence.

      D.    Cumulative Voting

      D.G. Capital supports cumulative voting for the following reasons:

      o Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

      o     Conventional   voting  may  discourage  the  accumulation  of  large
            minority  shareholding,   and,  therefore,   may  be  considered  an
            anti-takeover measure; and

      o Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.

      E.    Executive Compensation

      o D.G. Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

      o D.G. Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

      o D.G. Capital supports stock-based compensation plans which are broad-based.

      o D.G. Capital does not support narrowly based plans with large dilution (more than 10%).

      o     D.G.   Capital  does  not  support   replacement   or  repricing  of
            "underwater" stock options.

      o D.G. Capital supports shareholder proposals that link executive compensation to the company's achievement of long term performance goals.

      F.    Golden-Parachute Payments

      D.G. Capital does not support the compensation agreement known as golden parachutes for the following reasons:

      o     Tax  penalties  are  imposed  on  corporations   that  award  excess
            parachute payments and executives who receive such payments; and

      o Excessive exit payments come at the expense of shareholders' net worth and represents a waste of corporate assets.

      G.    Placement of Securities

      D.G. Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:

      o By the placement of a large amount of voting stock in "friendly hands," management may effectively block shifts in control of the company;

      o Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders' investment; and

      o Shareholders should be given a voice in matters involving control of a company.

      H.    "Poison Pill" Amendments or Proposals

      D.G. Capital believes that "poison pill" amendments to a company's by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:

      o Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

      o Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

      o     Poison  pills  seem  to  have  no  utility   except  to   discourage
            third-party bids for a company's stock; and

      o     Many aspects of poison  pills are  discriminatory  (e.g.,  triggered
            dividends   or   distributions   usually   exclude   the  new  large
            shareholder).

      I.    Solicitation of Political Contributions

      D.G. Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:

      o     Solicitation   by  management   for  political   contributions   may
            intimidate, threaten, or compromise employees and their beliefs;

      o Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

      o Solicitation by management may expose a company to litigation and diminish shareholder value.

      J.    Stock with Disproportionate Voting Rights

      D.G. Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:

      o Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

      o Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

      o     Stock  with   unequal   voting   rights   violates  the  concept  of
            shareholders' or corporate democracy; and

      o Stock with unequal voting rights could be viewed as an anti-takeover measure and therefore, may potentially diminish the value of shareholders' Investment.

      K.    Stock Ownership for Directors

      D.G. Capital favors requiring directors to own some amount, however modest, of their company's stock for the following reasons:

      o Helps to ensure that a director's interests coincide with the company's shareholders; and

      o     May  increase   management's   sensitivity  and   responsiveness  to
            shareholder concerns.

      L.    Corporate/Social Responsibility

      D.G. Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, D.G. Capital would generally support shareholder proposals that have a positive impact upon these issues.




                      AUGUST 1, 2003 PROXY VOTING POLICY 1
                               PROXY VOTING POLICY
                         ARONSON + J OHNSON + ORTIZ, LP
                                      AJO +

OVERVIEW

ARONSON+ JOHNSON+ ORTIZ, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted separately by the firm's Proxy Manager, and our proxy voting is overseen by the firm's Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO relies primarily on the work of Institutional Shareholder Services (ISS). For years we have used ISS software for implementation of proxy voting and our own guidelines are based on ISS recommendations.* We feel these guidelines protect and enhance shareholder returns.

We vote each proxy individually and on rare occasions we will not follow the ISS recommendation. We will only vote against the ISS recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. We rely solely on the ISS recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

*Our Proxy Voting Guidelines are based on the recommendations contained in The ISS Proxy Voting Manual.

AUGUST 1, 2003 PROXY VOTING POLICY 2

CONFLICTS OF I NTEREST

Actual and potential conflicts of interest are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material conflict, we will vote the proxy in accordance with the ISS recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing.

RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers, such as ISS, or by relying on records available on EDGAR, the SEC's online document filing and retention system.

VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

                    AUGUST 1, 2003 PROXY VOTING GUIDELINES 1
                             PROXY VOTING GUIDELINES
                         ARONSON + J OHNSON + ORTIZ, LP
                                      AJO +

THE BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

        o Attend less than 75 percent of the board and committee meetings without a valid excuse.

        o Implement or renew a dead-hand or modified dead-hand poison pill.

        o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

        o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares.

        o Are inside directors and sit on the audit, compensation, or nominating committee.

        In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

SEPARATING CHAIRMAN AND CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF I NDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

                              AUGUST 1, 2003 PROXY
                               VOTING GUIDELINES 2

STOCK OWNERSHIP REQUIREMENTS

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

AGE LIMITS

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER I NDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis. Vote against proposals to limit or eliminate entirely directors' and officers' liability for monetary damages. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

CHARITABLE CONTRIBUTIONS

Vote against proposals regarding charitable contributions.

PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

AUDITORS

RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

PROXY CONTEST DEFENSES

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

TENDER OFFER DEFENSES

POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE
CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote  for  shareholder   proposals  to  lower  supermajority   shareholder  vote
requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

MISCELLANEOUS GOVERNANCE PROVISIONSCONFIDENTIAL VOTING

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

EQUAL ACCESS

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Vote case-by-case proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED
STOCK

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of the company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control -- Will the transaction result in a change in control of the company? Bankruptcy -- Generally, approve proposals that facilitate debt restructuring unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a case-by-case basis, taking into account the plan's dilutive effect on both shareholder wealth and voting power.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote  on  management   proposals  seeking  approval  to  reprice  options  on  a
case-by-case basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-RELATED COMPENSATION PROPOSALS AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE FEATURES

Vote  for  plans  that  simply  amend   shareholder-approved  plans  to  include
administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

AMENDMENTS TO I NCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

APPROVAL OF CASH OR CASH- AND-STOCK BONUS PLAN

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TI N PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(K) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401(k) savings plan for employees.

STATE OF I NCORPORATION

VOTING ON STATE TAKEOVER STATUTES

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statues, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURINGS

MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

SPIN-OFFS

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ASSET SALES

Votes on asset class should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

LIQUIDATIONS

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME

Vote for changing the corporate name.

SOCIAL AND ENVIRONMENTAL ISSUES

In general, we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        o the percentage of sales, assets and earnings affected;

        o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        o whether the issues presented should be dealt with through government or company-specific action;

        o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

        o  whether  the  company's   analysis  and  voting   recommendation   to
        shareholders is persuasive;

        o what other companies have done in response to the issue;

        o whether the proposal itself is well framed and reasonable;

        o whether implementation of the proposal would achieve the objectives sought in the proposal; and

        o whether the subject of the proposal is best left to the discretion of the board

               PROXY VOTING POLICIES AND PROCEDURES OF ANDRES CAPITAL MANAGMENT

      b.    Policy

      Andres Capital Management, Inc. (the "Adviser") acts as discretionary investment adviser for various clients, including an investment company registered under the Investment Company Act of 1940, as amended, and clients who may be governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Adviser's authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Adviser will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets in accordance with these Proxy Voting Policies and Procedures
      (these "Policies and Procedures"). Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

      When voting proxies or acting on corporate actions on behalf of clients, the Adviser's will act in a manner deemed prudent and diligent and will exercise its voting authority in a manner that is in the best interests of its clients and consistent with the clients' investment objectives.

      c.    Purpose

      The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

      c.    Procedures

      The Compliance Officer shall be ultimately responsible for ensuring that all proxies and corporate actions received by the Adviser are voted in a timely manner and voted consistently across all portfolios or in accordance with any specific written instructions provided by a client. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section VI. below) (the "Guidelines"), the Adviser recognizes that certain proposals may require special consideration and that a client may provide the Adviser with specific voting instructions that may differ from the Adviser's general Guidelines. Under such circumstances, the Adviser may make an exception to its general voting Guidelines.

      1. Conflicts of Interest. Where a proxy proposal raises a material conflict of interest between the Adviser's interests and that of one or more its clients, the Adviser shall resolve such conflict in the manner described below.

            i. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with the pre-determined voting policies set forth in the Guidelines

            ii. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

      2. Limitations. In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are some circumstances where the Adviser will limit its role in voting proxies received on client securities:

            i. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client.

            ii. Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client for action.

            iii. Limited Value: If the Adviser concludes that the client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser will abstain from voting a client's proxies. Regardless of any applicable record date of an issuer, the Adviser will not vote proxies received for securities that are no longer held in a client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

            iv. Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or shareholder action) is materially important to the client's account, the Adviser may recall the security.

            v. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

      d.    Record Keeping

      In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these Policies and Procedures, and any amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information;
(v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

      e.    Disclosure to Clients

      The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how the Adviser voted their securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser.

      f.    Guidelines

      Each proxy proposal or shareholder action will be considered individually. The following is a guideline on how the Adviser will vote certain proposals that are subject to shareholder approval. The vote recommendations set forth below are guidelines with respect to certain proposals and are not intended to be rigid voting rules as the manner in which proxies are ultimately voted will depend on market conditions and other extenuating facts and circumstances (i.e. proxy contests and the performance of an issuer) that may affect the Adviser's voting decisions.

------------------------------------------------------------------------------ ------------------
Proposal                                                                           Voting Action
------------------------------------------------------------------------------ ------------------
Proposals relating to an issuer's board of directors such as the following:

o       proposals to elect of members of an issuer's board of directors,             Approve
        except if there is a proxy fight;

o       proposals  that  provide for the  limitation  of  directors'  liability, provided however,  that proposals  providing for the  indemnification of
        directors  and or  officers  shall be  evaluated  and voted on a             Case-by-Case
        case-by-case  basis  after  evaluating  applicable  laws and  extent  of     basis
        protection required; and

o       proposals that establish staggered terms for the board of directors

Proposals relating to eliminating mandatory director retirement policies
------------------------------------------------------------------------------ ------------------
Proposals relating to anti-takeover measures such as the following:                  Oppose

o proposals to limit the ability of shareholders to call special meetings;

o       proposals to require super majority votes;

o proposals requesting excessive increases in authorized common or preferred stock where management provides no explanation for the need or use of capital stock; and

o       proposals permitting "green mail"
------------------------------------------------------------------------------ ------------------
Proposals providing for cumulative voting rights                                     Oppose
------------------------------------------------------------------------------ ------------------
Proposals approving the elimination of preemptive rights                             Approve

o       Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings.  These provisions are no longer common in the US and can restrict management's ability to raise new capital.  The
        Adviser will approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g. on proposed issues representing more than an acceptable level of total dilution.
------------------------------------------------------------------------------ ------------------
Proposals regarding the establishment as to the date and place of annual             Approve
meetings
------------------------------------------------------------------------------ ------------------
Proposals providing for confidential voting                                          Approve

o       Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote in proxy issues.  The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.
------------------------------------------------------------------------------ ------------------
Proposals approving the election of auditors  recommended by management,  unless     Approve
the issuer is seeking to replace  the  existing  auditor  due to a dispute  over policies
------------------------------------------------------------------------------ ------------------
Proposals providing for a limitation on charitable contributions or fees             Approve
paid to lawyers
------------------------------------------------------------------------------ ------------------
Proposals relating to social issues, unless otherwise specified by client            Oppose
mandate or guidelines
------------------------------------------------------------------------------ ------------------
Proposals approving the establishment of or amendment to existing employee stock     Approve
option plans, stock purchase plans and 401(k) Plans
------------------------------------------------------------------------------ ------------------
Proposals approving stock options and stock grants to management and                 Case-by-Case
directors
------------------------------------------------------------------------------ ------------------



                               PROXY VOTING POLICY
                                       of
                             TRENDSTAR ADVISORS, LLC
                             -----------------------

                                     PREFACE

        TrendStar Advisors, LLC (the "Advisor", "us" or "we") is registered with the Securities and Exchange Commission ( the Commission") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and offers investment management and advisory services to individual separate accounts and open-end management investment companies.

        An important part of our overall responsibility for managing our client portfolios is responsibility for voting proxies related to the securities held in such portfolios. We have designed this Proxy Voting Policy (the "Policy") to reflect our commitment to vote all proxies in a manner consistent with the best interests of our clients. As a registered investment advisory firm, we are aware of and fully committed to fulfilling our fiduciary duties of care and loyalty in servicing our clients. Accordingly, we will diligently monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues, and we will vote such proxies in a manner designed to promote our clients' best interests, consistent with this Policy.

                             KEY PROXY VOTING ISSUES

1.      General Policies

        We review all proxy solicitations on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various economic impacts such item may have on the particular client's stated investment objectives. We give great weight to the views of the issuer's management, and in most cases will vote in favor of management's recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on our client's securities value. In such cases, we will engage in an independent analysis of the impact that the proposed action will have on client values and will vote such items in accordance with our good faith conclusions as to the course of action that will best benefit our client(s).

2.      Boards of Directors

        Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. We believe that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, we will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company's shareholders. We will consider the following factors in deciding how to vote proxies relating to director elections:

o In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether we vote to re-elect the director(s). We will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company's performance.

o Whether the slate of director nominees promotes a majority of independent directors on the full board - We believe that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

o A director nominee's attendance at less than 75% of required meetings - frequent non-attendance at board meetings will be grounds for voting against re-election.

o Existence of any prior SEC violations and/or other criminal offenses - We will not vote in favor of a director nominee who, to our actual knowledge, is the subject of SEC or other criminal enforcement actions.

        We believe that it is in our clients' best interests to have knowledgeable and experienced directors serving on a company's board. To this end, we believe that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, we will consider whether such proposals are reasonable in relation to the company's performance and resources and are designed to attract qualified personnel, yet do not overburden the company or result in a "windfall" to the directors. We will vote in favor of proposals that seek to impose reasonable limits on director compensation.

        In all other issues that may arise relating to directors, we will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3.      Corporate Governance

        Corporate governance issues may include, but are not limited to; (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, we shall consider, without limitation, the following factors:

        i. Corporate Defenses. Although we will review each proposal on a case-by-case basis, we will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. We will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

        ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, we will consider the following factors:
(a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company's long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

        iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. Accordingly, we will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. We will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

        iv. Executive Compensation. We believe executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. We also believe however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, we will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. We will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

               We will also vote against shareholder proposals that summarily restrict executive compensation without regard to the company's performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

        v. Independent Auditors. The engagement, retention and termination of a company's independent auditors must be approved by the company's audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors' fees. In reliance on the audit committee's recommendation, we generally will vote to ratify the employment or retention of a company's independent auditors unless we are aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company's financial position.

4.      Shareholder Rights

        State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, we will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, we will vote in favor of proposals that best represent the long-term financial interest of its clients.

5.      Social and Environmental Issues

        When called upon to vote on items relating to social and environmental issues, we will consider the following factors:

o       Whether the proposal  creates a stated  position  that could  negatively
        affect  the  company's   reputation  and/or  operations,   or  leave  it
        vulnerable to boycotts and other negative consumer responses;

o The percentage of assets of the company that will be devoted to implementing the proposal;

o Whether the issue is more properly dealt with through other means, such as through governmental action;

o Whether the company has already dealt with the issue in some other appropriate way; and

o       What other companies have done in response to the issue.

While we generally support shareholder proposals that seek to create good corporate citizenship, we will vote against proposals that would tie up a large percentage of the assets of the company. We believe that such proposals are inconsistent with our duty to seek long-term value for client assets. We will also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain profitable. We will vote in favor of proposals that enhance or do not negatively impact long-term shareholder values.

                             PROXY VOTING PROCEDURES
                                       of
                             TRENDSTAR ADVISORS, LLC
                             -----------------------

1.      Proxy Voting Officers

        The President and Treasurer of the Advisor shall be Proxy Voting Officers and the persons responsible for voting all proxies relating to securities held in client portfolio accounts and over which the Advisor has proxy voting authority (the "Proxy Voting Officers"). The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit, and may act on behalf of the Advisor individually or together.. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy, except as set forth below.

        If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of a client to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall vote the proxy in accordance with such belief and shall maintain a written explanation for the deviation from this Policy, as required herein.

        If, in the Proxy Voting Officer's reasonable belief, it is in the best interest of a client to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall abstain from voting the proxy, make a record summarizing the reasons for the Proxy Voting Officer's belief and shall maintain such summary as required herein.

2.      Conflict of Interest Transactions

        Whenever, in the Proxy Voting Officer's reasonable belief, a conflict or apparent conflict between the interests of an advisory client on one hand, and those of the Advisor, on the other, may exist, the Proxy Voting Officers will take steps to ensure that the proxy is voted in such a manner as to protect the client from such conflict or apparent conflict. Conflict of interest transactions include, but are not limited to, situations where:

o the Advisor has a business or personal relationship with the participant of a proxy contest such as members of the issuer's management or the soliciting shareholder(s);

o the Advisor provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

o the Advisor has a personal or business relationship with a candidate for directorship; or

o the Advisor manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

Whenever a conflict situation arises, the Proxy Voting Officer(s) shall proceed as follows:

1. The Proxy Voting Officer(s) shall contact the client, provide a brief description of the conflict and any other information in the Proxy Voting Officer's possession that would assist the client to make an informed decision on the matter, and obtain the client's direction. The Proxy Voting Officer(s) shall then vote the proxy in accordance with the direction of the client; or

2. The Proxy Voting Officer(s) shall engage an independent third party to vote the proxy. The Proxy Voting Officer(s) shall provide a copy of these Policies/Procedures to such party and any other information in the Proxy Voting Officer's possession that would assist the person to make an informed decision on the matter. The independent third party will then vote the proxy in accordance with this Policy.

4.      Responding to Client Requests for Proxy Voting Disclosure

        Consistent with this Policy, the Advisor shall maintain a complete record of its proxy voting record as required pursuant to Rule 204-2 as promulgated under the Advisers Act. In addition, the Advisor shall make proxy voting records available to any client who may wish to review such record. The Advisor shall disclose, either in its investment management agreement, disclosure brochure, Form ADV Part II, and/or its web site, that complete proxy voting records and a copy of this Policy are available, without charge, to the client by writing to or calling the Advisor, or (if applicable) downloading such information from the Advisor's web site. The Advisor shall respond to all client requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5.            Record Keeping

In connection with this Policy, the Proxy Voting Officer(s) shall maintain a record of the following:

o copies all proxy solicitations received by the Advisor, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date, except that the Advisor shall not be required to maintain copies of any proxy solicitation which is filed on the Securities and Exchange Commission's EDGAR system;

o any written analysis undertaken to ensure that the vote cast is consistent with this Policy;

o copies, if any, of any documentation concerning waivers from this Policy or decisions to abstain from voting a proxy;

o copies, if any, of all documents relating to conflict of interest situations along with all client and/or third party final determinations relating thereto;

o copies of any other documents created or used by the Proxy Voting Officer(s) in determining how to vote the proxy;

o       copies of all votes cast; and

o copies of all client requests for the Advisor's proxy voting Policy, record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as required pursuant to Rule 204-2 promulgated under the Advisers Act.

These Proxy Voting Policies and Procedures were adopted by the Advisor on October 7, 2003.

Witness my Signature:

___________________________
Kyle R. Bubeck
Secretary to the Advisor